As filed with the Securities and Exchange Commission on November 7, 2023

FILE NOS.	333-264818
811-23799

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 15

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 18

__________________________________

AB ACTIVE ETFs, INC.

(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code:

(800) 221-5672

__________________________________

NANCY E. HAY

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Copies of communications to:

PAUL M. MILLER

Seward & Kissel LLP

901 K Street, N.W.

Suite 800

Washington, DC 20001

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[_]	immediately upon filing pursuant to paragraph (b)
[_]	on (date) pursuant to paragraph (b)
[_]	60 days after filing pursuant to paragraph (a)
[_]	on (date) pursuant to paragraph (a)
[X]	75 days after filing pursuant to paragraph (a)(2)
[_]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of common stock.

This Post-Effective Amendment No. 15 to the Registration Statement relates solely to the shares of AB Short Duration High Yield ETF and AB Short Duration Income ETF. No information relating to any other series or class of series of the Registrant not included herein is amended or superseded hereby.

THE INFORMATION IN THIS PRELIMINARY PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PRELIMINARY PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE OR JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED NOVEMBER 7, 2023

PROSPECTUS   |   [____________], 2024

The AB Active ETFs

AB Short Duration Income ETF (Ticker Symbol: [___]) (Exchange: [___])

AB Short Duration High Yield ETF (Ticker Symbol: [___]) (Exchange: [___])

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

➢ Are Not FDIC Insured ➢ May Lose Value ➢ Are Not Bank Guaranteed

SUMMARY INFORMATION

AB Short Duration Income ETF

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek high current income consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[_]%	(a)
Distribution and/or Service (12b-1) Fees	None
Other Expenses(b)	[_]%
Total Annual Fund Operating Expenses	[_]%

(a)	The Fund’s investment advisory agreement provides that AllianceBernstein L.P. (the “Adviser”) will pay substantially all expenses of the Fund (including expenses of AB Active ETFs, Inc. relating to the Fund), except for the advisory fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions.
(b)	Total “Other Expenses” are based on estimated amounts for the current fiscal year.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$ [_]
After 3 Years	$ [_]
After 5 Years	$ [_]
After 10 Years	$ [_]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year of the Predecessor Fund (as defined below), the Predecessor Fund’s portfolio turnover rate was [_]% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund is an actively-managed exchange-traded fund (“ETF”). The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in income-producing securities. The Fund also normally invests at least 65% of its total assets in investment grade debt securities of various types. Under normal circumstances, the Fund will typically maintain a dollar-weighted average duration of less than three years, although it may invest in securities of any duration or maturity.

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The Fund may invest in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund also invests in securities of U.S. and foreign governments and their agencies and instrumentalities (including mortgage-backed securities), derivatives related to such securities, and repurchase agreements relating to U.S. Government securities. The Fund may invest up to 35% of its net assets in below investment grade securities (commonly known as “junk bonds”). The Fund’s investments in foreign securities may include both government and corporate securities, and securities of emerging market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may utilize derivatives, such as options, futures contracts, forwards and swaps. The Fund may, for example, use interest rate futures contracts and swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

The Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions, and may take long or short positions in currencies, through the use of currency-related derivatives.

PRINCIPAL RISKS

•	Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.
•	Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.
•	Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.
•	Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.
•	Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.
•	Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.
•	Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher

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rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities. Some mortgage-backed securities are “TBA” securities, which have additional risks.

•	Foreign (Non-U.S.) Investments Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.
•	Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.
•	Derivatives Risk: Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.
•	Leverage Risk: To the extent the Fund uses leveraging techniques, such as derivatives, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.
•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.
•	Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.
•	Cash Transactions Risk: The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.
•	ETF Share Price and Net Asset Value Risk: The Fund’s shares are listed for trading on the [____] (the “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

6

•	Authorized Participant Risk: Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

•	Active Trading Market Risk: There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.
•	Management Risk: The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The performance information shown below provides some indications of the risks of investing in this Fund. Prior to commencing operations, the Fund expects to acquire the assets and liabilities of AB Short Duration Income Portfolio (a “Predecessor Fund”), a series of AB Bond Fund, Inc., and adopt the accounting and performance history of that fund (a “Reorganization”). The Fund has the same investment objective, strategies, policies and portfolio management team as the Predecessor Fund.

The performance of the Predecessor Fund shown below has not been adjusted to reflect the lower fees and expenses that will be incurred by the Fund. The Predecessor Fund was a mutual fund, and the average annual total returns as shown below are based on NAV per share, and are not based on market prices for an ETF share as traded on an exchange. Predecessor Fund performance is based on the performance of Advisor Class shares. Prior to the Fund’s acquisition of the Predecessor Fund, the Predecessor Fund’s share classes will be combined into the Advisor Class.

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Predecessor Fund’s performance changed from year to year over the life of the Predecessor Fund; and
•	how the Predecessor Fund’s average annual returns for one year, five years and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information at www.abfunds.com (click on “Investments—ETFs”).

Past performance, as shown for the Predecessor Fund, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Predecessor Fund’s Advisor Class shares, which were reorganized into shares of the Fund.

[INSERT BAR CHART]

During the period shown in the bar chart, the Predecessor Fund’s:

Best Quarter was up [__]%, [__] quarter, [___]; and Worst Quarter was down –[__]%, [__] quarter, [___].

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Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2023)

		1 Year	5 Year	Since Inception***
Advisor Class*	Return Before Taxes	[_]%	[_]%	[_]%

	Return After Taxes on Distributions**	[_]%	[_]%	[_]%

	Return After Taxes on Distributions and Sale of Fund Shares**	[_]%	[_]%	[_]%
Bloomberg 1-5 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses, or taxes)		[_]%	[_]%	[_]%
*	The table shows returns for the Predecessor Fund’s Advisor Class shares.
**	After-tax returns:
–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and
–	Are not relevant to investors who hold Predecessor Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The inception date for Adviser Class shares of the Predecessor Fund was 12/12/18.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Scott A. DiMaggio	Since [_______] 2024	Senior Vice President of the Adviser
Gershon M. Distenfeld	Since [_______] 2024	Senior Vice President of the Adviser
Fahd Malik	Since [_______] 2024	Senior Vice President of the Adviser
Matthew S. Sheridan	Since [_______] 2024	Senior Vice President of the Adviser
William Smith	Since [_______] 2024	Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

The Fund is an actively-managed ETF and does not seek to track the performance of an index. Individual shares of the Fund are listed on the Exchange. Most investors will buy and sell shares of the Fund through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of [____] shares or multiples thereof (“Creation Units”) to a limited number of Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated basket of cash and/or portfolio securities that the Fund specifies each day. To the extent the Fund’s Creation Units are issued or redeemed for cash, the Fund may incur transaction and other costs, and/or capital gains, which may or may not be offset, in whole or in part, by a transaction fee paid by an Authorized Participant.

Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads are available on the Fund’s website at www.abfunds.com.

TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its affiliates make payments to brokers, dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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AB Short Duration High Yield ETF

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek the highest level of income that is available without assuming what the Adviser considers to be undue risk to principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[_]%	(a)
Distribution and/or Service (12b-1) Fees	None
Other Expenses(b)	[_]%
Total Annual Fund Operating Expenses	[_]%

(a)	The Fund’s investment advisory agreement provides that AllianceBernstein L.P. (the “Adviser”) will pay substantially all expenses of the Fund (including expenses of AB Active ETFs, Inc. relating to the Fund), except for the advisory fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions.
(b)	Total “Other Expenses” are based on estimated amounts for the current fiscal year.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$ [_]
After 3 Years	$ [_]
After 5 Years	$ [_]
After 10 Years	$ [_]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year of the Predecessor Fund (as defined below), the Predecessor Fund’s portfolio turnover rate was [_]% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund is an actively-managed exchange-traded fund (“ETF”). Under normal market conditions, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in debt securities that are rated below investment grade (commonly known as “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than four years, although it may invest in individual fixed-income securities with durations in excess of four years.

The Fund may also invest in investment grade fixed-income securities, high-yield securities of governments and government-related issuers, loan participations and assignments and, to a lesser extent, equity securities, and derivatives related to these

9

instruments. The Fund will not invest more than 10% of its net assets in securities rated at or below Caa1 by Moody’s Investors Service (“Moody’s”), CCC+ by S&P Global Ratings (“S&P”) or CCC by Fitch Ratings (“Fitch”), or the equivalent by any nationally recognized statistical rating organization (“NRSRO”), at the time of purchase. (For the purpose of this 10% limit, the Fund will rely on the highest rating from any NRSRO, and the notional amount of derivatives related to these instruments will be counted.)

The Fund invests on a global basis, including securities of issuers in both developed and emerging market countries. The Fund may invest in securities denominated in foreign currencies, although it expects to use hedging instruments frequently to attempt to limit the currency exposure resulting from such investments.

In selecting securities for purchase or sale by the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global fixed-income markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines its quantitative forecasts with fundamental economic and credit research in seeking to exploit these inefficiencies.

The Adviser employs strategies to manage the Fund’s volatility relative to the global high-yield market. Such strategies may include shortening the duration of the Fund, adding higher rated investments, investing in various fixed-income sectors with relatively low correlation among them, and using hedging strategies that seek to provide protection from substantial market downturns. The Adviser utilizes different combinations of the above strategies at different points in time, taking into consideration, among other factors, the shape of the credit curve, the relative effect on yield associated with changes in credit quality, and the cost of hedging strategies.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent, subject to the limits of applicable law. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, the Fund may use credit default and interest rate swaps to gain exposure to the fixed-income markets. In determining when and to what extent to enter into derivative transactions, the Adviser considers factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. Derivatives such as options and forwards may also be used for hedging purposes, including to hedge against interest rate, credit market and currency fluctuations.

PRINCIPAL RISKS

•	Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.
•	Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.
•	Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.
•	Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.
•	Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.
•	Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

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•	Derivatives Risk: Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.
•	Foreign (Non-U.S.) Investments Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.
•	Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.
•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.
•	Loan Participations and Assignments Risk: When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.
•	Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.
•	Cash Transactions Risk: The Fund intends to effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.
•	ETF Share Price and Net Asset Value Risk: The Fund’s shares are listed for trading on the [____] (the “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The net asset value (“NAV”) per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

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•	Authorized Participant Risk: Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

•	Active Trading Market Risk: There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.
•	Management Risk: The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The performance information shown below provides some indications of the risks of investing in this Fund. Prior to commencing operations, the Fund expects to acquire the assets and liabilities of AB Short Duration High Yield Portfolio (a “Predecessor Fund”), a series of AB Bond Fund, Inc., and adopt the accounting and performance history of that fund (a “Reorganization”). The Fund has the same investment objective, strategies, policies and portfolio management team as the Predecessor Fund.

The performance of the Predecessor Fund shown below has not been adjusted to reflect the lower fees and expenses that will be incurred by the Fund. The Predecessor Fund was a mutual fund, and the average annual total returns as shown below are based on NAV per share, and are not based on market prices for an ETF share as traded on an exchange. Predecessor Fund performance is based on the performance of Advisor Class shares. Prior to the Fund’s acquisition of the Predecessor Fund, the Predecessor Fund’s share classes will be combined into the Advisor Class.

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Predecessor Fund’s performance changed from year to year over ten years; and
•	how the Predecessor Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the website at www.abfunds.com (click on “Investments—ETFs”).

Past performance, as shown for the Predecessor Fund, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Predecessor Fund’s Advisor Class shares, which were reorganized into shares of the Fund.

[INSERT BAR CHART]

During the period shown in the bar chart, the Predecessor Fund’s:

Best Quarter was up [__]%, [__] quarter, [___]; and Worst Quarter was down –[__]%, [__] quarter, [___].

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Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2023)

		1 Year	5 Years	10 Years
Advisor Class*	Return Before Taxes	[_]%	[_]%	[_]%

	Return After Taxes on Distributions**	[_]%	[_]%	[_]%

	Return After Taxes on Distributions and Sale of Fund Shares**	[_]%	[_]%	[_]%
Bloomberg US High Yield 1-5 Year Cash Pay 2% Total Return Index (reflects no deduction for fees, expenses, or taxes)***		[_]%	[_]%	[_]%
Bloomberg Global High Yield 1-5 Year Index (U.S. dollar hedged) (reflects no deduction for fees, expenses, or taxes)***		[_]%	[_]%	[_]%
*	The table shows returns for the Predecessor Fund’s Advisor Class shares.

** After-tax returns:

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and
–	Are not relevant to investors who hold Predecessor Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	Effective July 5, 2023 the broad-based index used for comparison with the Predecessor Fund’s performance has changed from the Bloomberg Global High Yield 1-5 Year Index (U.S. dollar hedged) to the Bloomberg US High Yield 1-5 Year Cash Pay 2% Total Return Index because the Adviser believes the new index better reflects the Predecessor Fund’s revised investment strategies.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Gershon M. Distenfeld	Since [_______] 2024	Senior Vice President of the Adviser
Robert Schwartz	Since [_______] 2024	Senior Vice President of the Adviser
William Smith	Since [_______] 2024	Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

The Fund is an actively-managed ETF and does not seek to track the performance of an index. Individual shares of the Fund are listed on the Exchange. Most investors will buy and sell shares of the Fund through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of [____] shares or multiples thereof (“Creation Units”) to a limited number of Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated basket of cash and/or portfolio securities that the Fund specifies each day. To the extent the Fund’s Creation Units are issued or redeemed for cash, the Fund may incur transaction and other costs, and/or capital gains, which may or may not be offset, in whole or in part, by a transaction fee paid by an Authorized Participant.

Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads are available on the Fund’s website at www.abfunds.com.

TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its affiliates make payments to brokers, dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES, RISKS AND INVESTMENTS

Below is additional information about the Funds’ investment strategies, practices and related risks, including principal and non-principal strategies and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This section does not describe all of a Fund’s investment practices that are non-principal strategies or all of the related risks of such strategies. Each Fund’s principal strategies and risks are described in its summary prospectus in the Summary Information section above, and additional information about each Fund’s risks and investments can be found in the Funds’ Statement of Additional Information (“SAI”).

ESG Integration

The Adviser integrates environmental, social and corporate governance (“ESG”) considerations into its research and investments analysis with the goal of maximizing return and considering risk within the Fund’s investment objective and strategies. Combining third-party ESG data with its own views and research, the Adviser analyzes the ESG practices of companies and issuers to identify potentially material ESG factors that can vary across companies and issuers. ESG considerations may include but are not limited to environmental impact, corporate governance and ethical business practices. ESG considerations may not be applicable to all types of instruments or investments.

Market Risk

The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including interest rate levels and political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, supply chain disruptions, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on a Fund’s investments and NAV and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for a Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund’s assets may decline.

Derivatives

Each Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives—options, futures contracts, forwards and swaps—each of which is described below. Derivatives include listed and cleared transactions where a Fund’s derivatives trade counterparty is an exchange or clearinghouse, and non-cleared bilateral “over-the-counter” transactions that are privately negotiated and where the Fund’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are bilateral and privately negotiated.

A Fund’s use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund’s investment (in some cases, the potential loss is unlimited).

The Funds’ investments in derivatives may include, but are not limited to, the following:

•	Forward Contracts. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract
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generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds’ investments in forward contracts may include the following:

–	Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. A Fund, for example, may enter into a forward contract as a transaction hedge (to “lock in” the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).
•	Futures Contracts and Options on Futures Contracts. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.
•	Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds’ investments in options include the following:
–	Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.
–	Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.
–	Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.
•	Swap Transactions. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The Securities and Exchange Commission (the “SEC”) may adopt similar clearing and execution requirements in respect of certain security-based swaps under its jurisdiction. Privately negotiated swap agreements are two-party contracts entered into
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primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility. The Funds’ investments in swap transactions include the following:

–	Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. It may be more difficult for a Fund to trade or close out interest rate caps and floors in comparison to other types of swaps.

There is no limit on the amount of interest rate transactions that may be entered into by a Fund. The value of these transactions will fluctuate based on changes in interest rates.

Interest rate swap, swaption, cap and floor transactions may, for example, be used in an effort to preserve a return or spread on a particular investment or a portion of a Fund’s portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps may also be used to leverage a Fund’s investments by creating positions that are functionally similar to purchasing a municipal or other fixed-income security but may only require payments to a swap counterparty under certain circumstances and allow the Fund to efficiently increase (or decrease) its duration and income.

–	Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if inflation increases. A Fund will enter into inflation swaps on a net basis. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.
–	Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund, as seller, typically must pay the contingent payment to the buyer, which will be either (i) the “par value” (face amount) of the reference obligation, in which case the Fund will receive the reference obligation in return or (ii) an amount equal to the difference between the face amount and the current market value of the reference obligation. As a buyer, if a credit event occurs, the Fund would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation. The current market value of the reference obligation is typically determined via an auction process sponsored by the International Swaps and Derivatives Association, Inc. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk and may be illiquid.

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–	Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. Currency swaps involve the exchange by a Fund with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.
–	Total Return Swaps. A Fund may enter into total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps may reflect a leveraged investment and incorporate borrowing costs which are borne by the Fund. There is no guarantee that the Fund’s investment via a total return swap will deliver returns in excess of the embedded borrowing costs and, accordingly, the Fund’s performance may be less than would be achieved by a direct investment in the underlying reference asset.
–	Variance and Correlation Swaps. A Fund may enter into variance or correlation swaps to hedge market risk or adjust exposure to the markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. “Variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying securities within a given index. “Correlation” as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.
•	Other Derivatives and Strategies
–	Eurodollar Contracts. Eurodollars are time deposits denominated in U.S. dollars and are held at banks outside the U.S., which could be foreign banks or overseas branches of U.S. banks. Eurodollar contracts are U.S. Dollar-denominated futures contracts or options thereon that are tied to a reference rate, such as the Secured Overnight Financing Rate (SOFR), paid on such deposits. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund may use Eurodollar instruments to hedge against changes in the reference rate. See “LIBOR Replacement Risk” below for additional information about those instruments that were tied to the London Interbank Offered Rate (LIBOR).
–	Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Fund’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Convertible Securities

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- or lower by S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or the equivalent rating by any other nationally recognized statistical rating organization (“NRSRO”), and comparable unrated securities may share some or all of the risks of debt securities with those ratings. For a description of credit ratings, see Appendix A—Bond Ratings.

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Depositary Receipts and Securities of Supranational Entities

A Fund may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. “Semi-governmental securities” are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Event-Linked Securities

Event-linked securities are variable or fixed-rate fixed-income securities or types of equity securities for which the return of principal and payment of interest are contingent on the severity or non-occurrence of various specified catastrophic events, which may be specific trigger events or a diversified group of events, such as hurricanes, typhoons, wind events or earthquakes. The most common type of event-linked fixed-income bonds are known as “catastrophe” or “cat” bonds. If the trigger events do not occur, a Fund will recover its principal and interest. If a trigger event occurs, a Fund may lose a portion of or its entire principal invested in the securities. These securities are generally illiquid and may be rated below investment grade or the unrated equivalent and have the same or equivalent risks as higher yield debt securities (“junk bonds”).

Forward Commitments

Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a “when, as and if issued” trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is a risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

Illiquid Securities

Each Fund limits its investments in illiquid securities to 15% of its net assets. Under Rule 22e-4 under the Investment Company Act of 1940 (the “1940 Act”), the term “illiquid securities” means any security or investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933 (“Securities Act”) or certain commercial paper) may be more difficult to trade than other types of securities.

Indexed Commercial Paper

Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.

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Inflation-Indexed Securities

Inflation-indexed securities are fixed-income securities whose value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

The value of inflation-indexed securities tends to react to changes in real interest rates. In general, the price of inflation-indexed securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities can fluctuate based on fluctuations in expectations of inflation. Interest payments on these securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Investment in Other Exchange-Traded Funds and Other Investment Companies

Each of the Funds may invest in other investment companies, such as closed-end investment companies, unit investment trusts, other ETFs and other open-end investment companies, including AB Mutual Funds and ETFs, provided that the investment is consistent with the Fund’s investment policies and restrictions. A Fund’s investments in other investment companies will not exceed 10% of the Fund’s total assets. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee that each Fund bears directly in connection with its own operations. A Fund’s investments in other investment companies will comply with applicable 1940 Act rules.

A Fund’s investments in other investment companies may include money market funds managed by the Adviser, including AB Government Money Market Portfolio, a series of AB Fixed-Income Shares, Inc. Investments in money market funds are not subject to the 10% limitation set forth above.

LIBOR Replacement Risk

A Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments linked to SOFR will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

Loan Participations and Assignments

A Fund may invest in loans (which may be syndicated) to corporate, governmental or other borrowers, either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

The success of a Fund may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

The lack of a liquid secondary market may have an adverse impact on the value of loan participations and assignments and a Fund’s ability to dispose of such investments when necessary to meet the Fund’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loan assignments and participations also may make it more difficult for the Fund to assign a value to these investments for purposes of valuing the Fund’s portfolio and calculating its asset value.

Mortgage-Related Securities, Other Asset-Backed Securities and Structured Securities

A Fund may invest in mortgage-related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

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One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities.

Another type of mortgage-related security, known as a Government Sponsored Enterprise (“GSE”) Risk-Sharing Bond or Credit Risk Transfer Security (“CRT”), is issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor.

A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. A Fund may invest in other types of asset-backed securities that have been offered to investors.

The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.

A Fund may also invest in various types of structured securities and basket securities. Structured securities are securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. A Fund’s investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high-yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow from the underlying instruments. Structured securities of a given class may be either subordinated or un-subordinated to the payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Basket securities in which a Fund may invest may consist of entities organized and operated for the purpose of holding a basket of other securities. Baskets involving debt obligations may be designed to represent the characteristics of some portion of the debt securities market or the entire debt securities market.

Municipal Securities

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable-rate demand obligations, and tax-exempt commercial paper.

Municipal bonds are typically classified as “general obligation” or “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities (“private activity bonds”) and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs. Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government-backed. Attempts to restructure the tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

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Preferred Stock

A Fund may invest in preferred stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer’s common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of shares of common stock per share of preferred stock, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Repurchase Agreements and Buy/Sell Back Transactions

A Fund may enter into repurchase agreements. In a repurchase agreement transaction the Fund buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Fund lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon “interest rate”. Given that the price at which a Fund will sell the collateral back is specified in advance, a Fund is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, a Fund would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.

A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Reverse Repurchase Agreements and Dollar Rolls

A Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings. The terms of reverse repurchase agreements are essentially the reverse of “repurchase agreements” described above. In a reverse repurchase agreement transaction, the Fund sells a security and simultaneously agrees to repurchase it at a specified time and price. The economic effect of a reverse repurchase agreement is that of the Fund borrowing money on a secured basis, and reverse repurchase agreements may be considered a form of borrowing for some purposes. Even though the Fund posts securities as collateral, the Fund maintains exposure to price declines on these securities since it has agreed to repurchase the securities at a fixed price. Accordingly, reverse repurchase agreements create leverage risk for the Fund because the Fund maintains exposure to price declines of both the securities it sells in the reverse repurchase agreement and any securities it purchases with the cash it receives under the reverse repurchase agreement. If the value of the posted collateral declines, the counterparty would require the Fund to post additional collateral. If the value of the collateral increases, the Fund may ask for some of its collateral back. If the counterparty defaults and fails to sell the securities back to the Fund at a time when the market purchase price of the securities exceeds the agreed-upon repurchase price, the Fund would suffer a loss.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

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Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Rights and Warrants

Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales

A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. The potential for the price of a fixed-income security sold short to rise is a function of the combination of the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or that pays a coupon that is high in relative and/or absolute terms, or that is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Standby Commitment Agreements

Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Sovereign Debt Obligations

Sovereign debt obligations are securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. No established secondary markets may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, a Fund will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country’s economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government’s ability to honor its obligations. In addition, countries that issue debt obligations denominated in a foreign currency and countries that do not have their own currency (e.g., Eurozone countries) may have a higher risk of default than other countries.

The Funds are permitted to invest in sovereign debt obligations of issuers that are not current in the payment of interest or principal or are in default so long as the Adviser believes it to be consistent with the Funds’ investment objectives. The Funds

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may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations they hold. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium, and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

Structured Products

A Fund may invest in certain hybrid derivatives-type instruments that combine features of a traditional stock or bond with those of, for example, a futures contract or an option. These instruments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of obtaining exposure to underlying securities, commodities or other derivatives, but may potentially be more volatile and carry greater trading and market risk than investments in traditional securities. The purchase of a structured product also exposes a Fund to the credit risk of the issuer of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or index thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security- and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

A Fund may also invest in certain hybrid derivatives-type investments that combine features of a traditional bond with those of certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Fund may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. A Fund’s investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including among others, credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among qualified institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.

Variable, Floating and Inverse Floating-Rate Instruments

Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A “variable” interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a “floating” interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Fund may also invest in inverse floating-rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed-rate securities.

Zero-Coupon and Principal-Only Securities

Zero-coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject

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to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and “lock in” a rate of return to maturity.

SPECIAL RISKS OF EXCHANGE-TRADED SHARES

Fluctuation of Net Asset Value and Share Price

The NAV of each Fund’s shares will generally fluctuate with changes in the market value of each Fund’s holdings. Each Fund’s shares are listed on the Exchange and can be bought and sold in the secondary market at market prices. Although a share’s market price is expected to approximate its NAV, it is possible that the market price and NAV will vary significantly. As a result, you may sustain losses if you pay more than the shares’ NAV when you purchase shares, or receive less than the shares’ NAV when you sell shares, in the secondary market. During periods of disruptions to creations and redemptions, the existence of extreme market volatility, or lack of an active trading market for a Fund’s shares, the market price of Fund shares is more likely to differ significantly from the Fund’s NAV. During such periods, you may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of a Fund. Disruptions at market makers, Authorized Participants or market participants may also result in significant differences between the market price of a Fund’s shares and the Fund’s NAV. In addition, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

The market price of shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread, which can be greater (wider) when there is little trading volume in Fund shares on the Exchange and lower (narrower) when there is a lot of trading volume in Fund shares. In times of severe market disruption, the bid/ask spread can increase significantly.

Non-U.S. Markets and Foreign Securities

Securities held by a Fund may be traded in non-U.S. markets that close at a different time than the Exchange. During the time when the Exchange is open but after the applicable local market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Fund’s NAV may widen. The Adviser expects that, under normal market conditions, large discounts or premiums to NAV will not be sustained in the long term because of arbitrage opportunities. During the time when the Exchange is open but after the applicable local market has closed, the price of a foreign security that is included in a Fund’s portfolio (and a Fund’s NAV) will be the closing price on that security’s local market, updated for currency changes, until that local market opens again. As a result, the Fund’s NAV may be calculated using “stale” prices of foreign securities. This may contribute to a Fund’s NAV varying more widely from its market price.

Information about the premiums and discounts at which each Fund’s shares have traded is available at www.abfunds.com.

Trading Issues

Although each Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for a Fund’s shares will be maintained or that requirements to remain listed will be met. Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund. A Fund has a limited number of intermediaries that act as Authorized Participants. There are no obligations of market makers to make a market in a Fund’s shares or of Authorized Participants to submit purchase or redemption orders for Creation Units. Decisions by market makers or Authorized Participants to reduce their role with respect to market making or creation and redemption activities during times of market stress, or a decline in the number of Authorized Participants due to decisions to exit the business, bankruptcy, or other factors, could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s portfolio securities and the market price of Fund shares. To the extent no other Authorized Participants step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face delisting. This risk could be heightened if a Fund is investing in non-U.S. securities. In addition, trading of Fund shares in the secondary market may be halted, for example, due to activation of individual or market-wide “circuit breakers” affecting a Fund or its portfolio securities. If trading halts or an unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell shares of a Fund. Foreside Fund Services, LLC (“Foreside” or the “Distributor”), the distributor of each Fund’s shares, does not maintain a secondary market in the shares.

If a Fund’s shares are delisted from the Exchange, the Adviser may seek to list the Fund shares on another market, merge the Fund with another ETF or traditional mutual fund, or redeem the Fund shares at NAV.

Shares of a Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

ADDITIONAL RISKS AND OTHER CONSIDERATIONS

Investments in the Funds involve the risk considerations described below.

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Borrowings and Leverage

A Fund may use borrowings for investment purposes subject to its investment policies and procedures and to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund’s shares. Each of the Funds may also use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, and dollar rolls or certain other derivatives. This means that a Fund uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund’s shareholders. These include a higher volatility of the NAV of the Fund’s shares of common stock and the relatively greater effect of changes in the value of the Fund’s portfolio on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. In the case of borrowings for investment purposes, so long as the Fund is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund’s shareholders to realize a higher net return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of leverage approach the net return on the Fund’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund’s use of leverage could result in a lower rate of net return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could normally be a greater decrease in NAV than if the Fund were not leveraged.

Rule 18f-4 under the 1940 Act imposes limits on a fund’s utilization of certain derivatives and other forms of leverage. Rule 18f-4, among other things, permits a fund to treat certain financing transactions either as borrowings (subject to asset coverage requirements under the 1940 Act) or as “derivatives transactions” subject to certain risk-based limits of Rule 18f-4.

Foreign (Non-U.S.) Securities

Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in securities of foreign issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Sanctions imposed by the U.S. or a foreign country may restrict a Fund’s ability to purchase or sell foreign securities or may require a Fund to divest its holdings in foreign securities, which could adversely affect the value or liquidity of such holdings. The imposition of sanctions could also adversely affect global sectors and economies and thereby negatively affect the value of a Fund’s investments beyond any direct exposure to the countries or regions subject to the sanctions.

In addition, the securities markets of some foreign countries may be closed on certain days when the Funds are open for business, including during normal trading days and on certain days (e.g., local holidays). When a Fund holds securities traded in foreign markets, the market price for the Fund’s shares may be based on the last quoted price of securities traded on a foreign exchange, which may cause a deviation between the market price of the Fund’s share and the NAV per share, which could cause the Fund’s shares to trade at a larger premium or discount. In addition, when a foreign exchange is closed for trading, such as for local holidays, a Fund will be unable to add to or exit its positions in certain foreign securities even though it may otherwise be attractive to do so.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund’s investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund’s investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases

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significantly, from U.S. standards in important respects, and less information may be available to investors in securities of foreign issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, public health crises (including the occurrence of a contagious disease or illness), revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Funds than that provided by U.S. laws.

The United Kingdom (“U.K.”) formally withdrew from the European Union (“EU”) on January 31, 2020. The U.K. and the EU negotiated an agreement governing their future trading and security relationships. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. The U.K. and the EU also negotiated a Memorandum of Understanding (“MoU”), which creates a framework for voluntary regulatory cooperation in financial services between the U.K. and the EU. The impact on the U.K. and European economies and the broader global economy of the uncertainties associated with implementing the agreement and MoU are significant and could have an adverse effect on the value of a Fund’s investments and its NAV. These uncertainties include an increase in the regulatory and customs requirements imposed on cross-border trade between the U.K. and the EU, the negotiation and implementation of additional arrangements between the U.K. and the EU affecting important parts of the economy (such as financial services), volatility and illiquidity in markets, currency fluctuations, the renegotiation of other existing trading and cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) of the U.K. and the EU, and potentially lower growth for companies in the U.K., Europe and globally.

In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, and sanctions imposed following the invasion, have resulted, and may continue to result, in market disruptions in the region and globally. Future market disruptions are impossible to predict, but could be significant and have a severe adverse effect on the region and beyond, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as emerging markets. Emerging market countries that the Adviser currently considers for investment include:

Argentina Bangladesh Belize Brazil Bulgaria Chile China Colombia Croatia Czech Republic Dominican Republic Ecuador Egypt El Salvador Gabon Georgia Ghana Greece	Hungary India Indonesia Iraq Ivory Coast Jamaica Jordan Kazakhstan Kenya Lebanon Lithuania Malaysia Mexico Mongolia Nigeria Pakistan Panama Peru	Philippines Poland Qatar Saudi Arabia Senegal Serbia South Africa South Korea Sri Lanka Taiwan Thailand Turkey Ukraine United Arab Emirates Uruguay Venezuela Vietnam

Countries may be added to or removed from this list at any time.

Investing in emerging market securities involves risks different from, and greater than, risks of investing in domestic securities or in the securities of issuers domiciled in developed, foreign countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and the imposition of capital controls, which may restrict a Fund’s ability to repatriate investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of

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government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; less developed legal systems with fewer security holder rights and practical remedies to pursue claims, including class actions or fraud claims; the limited ability of U.S. authorities to bring and enforce actions against non-U.S. companies and non-U.S. persons; and differences in the nature and quality of financial information, including (i) auditing and financial reporting standards, which may result in unavailability or unreliability of material information about issuers and (ii) the risk that the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect audit practices and work conducted by PCAOB-registered audit firms in certain emerging market countries, such as China. Thus there can be no assurance that the quality of financial reporting or the audits conducted by such audit firms of U.S.-listed emerging market companies meet PCAOB standards. Furthermore, in December 2021, the SEC finalized rules to implement the Holding Foreign Companies Accountable Act, which prohibits the trading of securities of foreign issuers (including those based in China) on a national securities exchange or through any other method regulated by the SEC (including through over-the-counter trading) if the PCAOB is unable to inspect the work papers of the auditors of such companies for three years. To the extent a Fund invests in the securities of a company whose securities become subject to such a trading prohibition, the Fund’s ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected. A Fund would also have to seek other markets in which to transact in such securities, which could increase the Fund’s costs. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

A Fund may invest in securities of frontier market countries. Frontier market countries generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier market risks include the potential for extreme price volatility and illiquidity—economic or political instability may cause larger price changes in frontier market securities than in securities of issuers located in more developed markets. The risks of investing in frontier market countries may also be magnified by: government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, impaired or limited access to issuer information and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. The actions of a relatively few major investors in these markets are more likely to result in significant changes in local stock prices and the value of fund shares. The risk also exists that an emergency situation may arise in one or more frontier market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for investments in such markets may not be readily available. All of these factors can make investing in frontier markets riskier than investing in more developed emerging markets or other foreign markets.

Foreign (Non-U.S.) Currencies

Investing in and exposure to foreign currencies involve special risks and considerations. A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes on a spot basis (i.e., cash) or through derivatives transactions, such as forward currency exchange contracts, futures contracts and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund’s NAV to fluctuate.

Investment in Below Investment Grade Fixed-Income Securities

Below investment grade fixed-income securities (commonly called “junk bonds”) are those rated Ba1 or lower by Moody’s, or BB+ or lower by S&P or Fitch, or the equivalent by any other NRSRO, as well as unrated securities considered by the Adviser to be of comparable quality. For a description of credit ratings, see Appendix A—Bond Ratings.

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Investments in below investment grade securities are subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund’s assets.

Unrated Securities

A Fund may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund’s objective and policies.

Management Risk—Quantitative Models

The Adviser may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable a Fund to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Adviser may change, enhance and update its models and its usage of existing models at its discretion.

Future Developments

A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Changes in Investment Objectives and Policies

The Funds’ Board of Directors (the “Board”) may change a Fund’s investment objective without shareholder approval. The Fund will provide shareholders with 60 days’ prior written notice of any change to the Fund’s investment objective. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name will not change their policies without 60 days’ prior written notice to shareholders. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.

Temporary Defensive Position

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may invest in certain types of short-term, liquid, investment grade or high-quality (depending on the Fund) debt securities. While a Fund is investing for temporary defensive purposes, it may not meet its investment objective.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

On each business day, before commencement of trading on the Exchange, each Fund will disclose on www.abfunds.com the identities and quantities of the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the business day. Other information concerning each Fund’s portfolio holdings may also be published on the Funds’ website from time to time.

Website Disclosures

The following information about each Fund is available on the Fund’s website, www.abfunds.com, which is publicly available and free of charge:

•	Complete portfolio holdings, including for each security, the ticker symbol, CUSIP or other identifying symbol, description and the quantity and weight of each security in the Fund;
•	The names and quantities of securities that constitute the Fund’s Creation Unit and estimated balancing amount (which will be posted before the commencement of the trading day);
•	The current NAV per share, market price, and premium/discount, each as of the end of the prior business day;
•	A table showing the number of days that the Fund shares traded at a premium or discount during the most recently completed fiscal year and quarter (or for the life of the Fund for new funds);
•	A line graph showing the Fund’s premiums or discounts for the most recently completed calendar year and calendar quarter (or for the life of the fund for new funds);
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•	The median bid/ask spread for the Fund on a rolling 30-day basis; and
•	If the premium or discount is greater than 2% for more than seven consecutive trading days, a statement that the premium/discount was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to this premium/discount.

Cyber Security Risk

As the use of the Internet and other technologies has become more prevalent in the course of business, the Funds and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of a Fund or its service providers or the issuers of securities in which a Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security incidents, there can be no assurance that those measures will be effective, particularly since a Fund does not control the cyber security defenses or plans of its service providers, financial intermediaries and companies with which those entities do business and companies in which the Fund invests.

Cyber security incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund or shareholder assets, Fund or customer data (including private shareholder information), or proprietary information, or cause a Fund, the Adviser, and/or a Fund’s service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Fund shareholders from purchasing, redeeming, or exchanging shares or receiving distributions. The Funds and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Cyber security incidents may result in financial losses to a Fund and its shareholders, and substantial costs may be incurred in seeking to prevent or minimize future cyber security incidents.

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INVESTING IN THE FUNDS

This section discusses how to buy, sell or redeem, or exchange shares of a Fund that are offered through this Prospectus.

HOW TO BUY SHARES

Shares of each Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof. Only an Authorized Participant (as defined under “Creations and Redemptions”) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of each Fund are listed and traded on the Exchange, and individual investors can purchase or sell shares in the secondary market through a financial intermediary. The Funds do not impose any minimum investment for shares of the Funds purchased on an exchange or otherwise in the secondary market. AB Short Duration Income ETF shares trade under the ticker symbol “[___].” AB Short Duration High Yield ETF shares trade under the ticker symbol “[___].”

When buying or selling shares of the Funds through a financial intermediary, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Funds based on each Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). A Fund’s spread may also be impacted by the liquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

Your ownership of Fund shares will be shown on the records of the financial intermediary through which you hold the shares. The Fund will not have any record of your ownership. Your account information will be maintained by your financial intermediary, which will provide you with account statements, confirmations of your purchases and sales of Fund shares, and tax information. Your financial intermediary also will be responsible for ensuring that you receive income and capital gains distributions, as well as shareholder reports and other communications from the Fund whose shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your financial intermediary offers these services.

BOOK ENTRY

Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

SHARE TRADING PRICE

The trading prices of a Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.

The trading price of the Fund’s shares on the Exchange may differ from the Fund’s daily NAV. The Exchange disseminates the approximate value of shares of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed only once a day. The approximate value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the Fund. As the respective international local markets close, the approximate value will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15-second interval, but certain holdings may not be updated otherwise if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value, and the Fund does not make any representation or warranty as to its accuracy.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds’ Board has not adopted a policy of monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Board believes this is appropriate because an ETF, such as each Fund, is intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund shares remains at or close to NAV. Since each Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and each Fund’s shares may be purchased and sold on the Exchange at prevailing market prices, the risks of frequent trading are limited.

Although the Funds do not impose any restrictions on the frequency of purchases and redemptions, the Funds reserve the right to reject or limit purchases at any time as described in the SAI.

PREMIUM AND DISCOUNT INFORMATION

Most investors will buy and sell shares of the Funds in secondary market transactions through brokers at market prices, and a Fund’s shares will trade at market prices. The market price of shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of each Fund.

Information about each Fund’s daily market price and how often shares of each Fund traded on the Exchange are at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund (during a Fund’s four previous calendar quarters (or for the life of the Fund, if shorter)) can be found at www.abfunds.com.

CREATIONS AND REDEMPTIONS

Prior to trading in the secondary market, shares of each Fund are “created” at NAV by Authorized Participants for market makers, large investors and institutions only in block-size Creation Units ([____] shares in the case of the AB Short Duration Income ETF and [____] shares in the case of the AB Short Duration High Yield ETF) or multiples thereof. Each “creator” or Authorized Participant has entered into an agreement with the Distributor.

A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund. However, Creation Units will generally correspond to the price and yield performance of the Fund. The Fund may, in certain circumstances, offer Creation Units partially or solely for cash.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with portfolio securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Funds’ SAI.

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COSTS ASSOCIATED WITH CREATIONS AND REDEMPTIONS

The Funds may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares. The creation and redemption transaction fees applicable to the Funds have both fixed and variable components. The standard creation transaction fee, which is fixed, is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee, which is a fixed fee, is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash are also subject to a variable additional fee (up to the maximum amount of 3% of the amount of a creation transaction and 2% of the amount of a redemption transaction). This fee is intended to compensate for transaction, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. From time to time, the transaction fees may be waived when believed to be in the best interests of the Funds.

The Distributor may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

DISTRIBUTION PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act which permits the Funds to pay Rule 12b-1 fees not to exceed 0.25% per year of the Fund’s average daily net assets. No such fee is currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution Plan. The Funds do not plan to make payments under the Rule 12b-1 Plan within one year of each Fund’s effective date. The Funds will provide 60 days’ notice to shareholders before making payments under the Rule 12b-1 Plan. The Rule 12b-1 Distribution Plan covers materials that may be furnished, at the Adviser’s expense, to financial intermediaries and other service providers that relate to the Funds.

ADDITIONAL PAYMENTS TO BROKERS, DEALERS AND OTHER FINANCIAL INTERMEDIARIES

In addition to the commissions paid to or charged by financial intermediaries at the time of sale of Fund shares, the Adviser and its affiliates, at their own expense, provide additional payments to brokers, dealers or other financial intermediaries and service providers for distribution, marketing, promotional, educational and other services. These payments are often referred to as “revenue sharing” payments. In some circumstances, these payments may relate to information provided by brokers, dealers and financial intermediaries about investors in a Fund. In other circumstances, these payments may relate to intermediaries making Fund shares available to their customers, including through technology platforms, “preferred fund” programs, reduced commission programs or to defray or reduce all or a portion of “ticket” or other transactional charges imposed by the intermediary. These types of payments may be viewed as an incentive for a broker, dealer or financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. You should ask your broker, dealer or financial intermediary for more details about any such payments it receives.

The Funds may use brokers and dealers that are also Authorized Participants to effectuate portfolio transactions. The Funds do not consider Authorized Participants’ activities as a factor when selecting brokers or dealers to effect portfolio transactions.

The Adviser or an affiliate may pay fees to an exchange as part of a program to provide compensation to market makers for liquidity and secondary market support services. These fees are provided to market makers that meet certain liquidity and other market quality standards with respect to a Fund. These fees are subject to approval by the SEC and are not paid by a Fund.

HOW THE FUNDS VALUE THEIR SHARES

Each Fund’s NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded in non-U.S. markets which trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by each Fund’s Board.

Foreign markets normally close earlier in the day than U.S. markets. The Funds generally determine the value of a security that is primarily traded on a non-U.S. exchange as of the close of trading on that exchange. The value of that security is then converted to its U.S. dollar equivalent at the foreign exchange rate in effect at 4:00 p.m., London time, on the day the value of the security is determined.

Pursuant to the valuation procedures, the Adviser, as each Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act, is responsible for making all fair value determinations relating to a Fund’s portfolio investments, subject to the oversight of the Fund’s Board. When making a fair value determination, the Adviser may take into account any factors it deems appropriate.

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The Adviser may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market prices are not readily available or deemed unreliable (including restricted securities). Factors considered in fair value pricing may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuers’ financial statements. The Funds may value their securities using fair value prices based on independent pricing services.

The Funds may use fair value pricing for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim. The Adviser monitors for significant events following the close of trading in foreign markets.

The Adviser has established a valuation committee of senior officers and employees (“Valuation Committee”) to fulfill the Adviser’s responsibilities as each Fund’s valuation designee, which operates under the policies and procedures approved by the Board, to value the Fund’s assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of the Funds’ assets is available in the Funds’ SAI.

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MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Each Fund’s investment adviser is AllianceBernstein L.P., 501 Commerce Street, Nashville, TN 37203. The Adviser, which is a controlled indirect subsidiary of Equitable Holdings, Inc., is a leading global investment adviser supervising client accounts with assets as of September 30, 2023 totaling approximately $669 billion (of which approximately $131 billion represented assets of registered investment companies sponsored by the Adviser). As of September 30, 2023, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 17 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 32 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 28 registered investment companies managed by the Adviser, comprising approximately 94 separate investment portfolios, had as of September 30, 2023 approximately 2.7 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for each of the Funds. The Adviser is paid an annual unitary management fee by each Fund as set forth below and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services as well as acquired fund fees and expenses for affiliated money market funds, but excluding fee payments under the Fund’s investment advisory agreement, interest, taxes, acquired fund fees and expenses for unaffiliated funds, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, litigation, and extraordinary expenses.

Fund	Fee as a Percentage of Average Daily Net Assets
AB Short Duration Income ETF	[__]%
AB Short Duration High Yield ETF	[__]%

A discussion regarding the basis for the Board’s approval of each Fund’s investment advisory agreement is available in each Fund’s annual report to shareholders for the fiscal period ended November 30, 2024.

The Adviser acts as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions are averaged as to price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time.

PORTFOLIO MANAGERS

The management of, and investment decisions for, the Funds’ portfolios are made by certain Investment Policy Teams. Each Investment Policy Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for coordinating each Fund’s investments.

The following table lists the Investment Policy Teams, the persons within each Investment Policy Team with the most significant responsibility for day-to-day management of each Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person’s principal occupation during the past five years:

Fund and Responsible Team	Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years

AB Short Duration Income ETF [______] Investment Team	Scott A. DiMaggio; since [_____] 2024; Senior Vice President of the Adviser, and Co-Head of Fixed Income	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2019.

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	Gershon M. Distenfeld; since [_____] 2024; Senior Vice President, Co-Head of Fixed Income, and Director of Credit of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2019.

	Fahd Malik; since [_____] 2024; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2019.

	Matthew S. Sheridan; since [_____] 2024; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2019.

	William Smith; since [_____] 2024; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2019.

AB Short Duration High Yield ETF [______] Investment Team	Gershon M. Distenfeld; since [_____] 2024; Senior Vice President, Co-Head of Fixed Income, and Director of Credit of the Adviser	(see above)

	Robert Schwartz; since [_____] 2024; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2019.

	William Smith; since [_____] 2024; Senior Vice President of the Adviser	(see above)

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS INFORMATION

Dividends from net investment income from the Funds, if any, are declared daily and paid monthly by the Funds. The Funds distribute their net realized capital gains, if any, to shareholders at least annually. During the fourth quarter of the calendar year, typically in early November, an estimate of each Fund’s capital gains distribution, if any, will be made available at www.alliancebernstein.com/investments/us/tax-center.htm. If you purchased your shares in the secondary market, your broker is responsible for distributing the income and capital gain distributions to you.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

TAX INFORMATION

Any investment in a Fund typically involves several tax considerations. The information below is intended as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you are encouraged to consult your tax adviser about the tax implications of an investment in a Fund in your particular situation. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov for more information about applicable tax rates and other information.

Taxation of Distributions

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year’s net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any distributions or realize any capital gains. The final determination of the amount of a Fund’s return of capital distributions for the period will be made after the end of each calendar year.

To the extent a Fund’s Creation Units are redeemed for cash, a Fund may realize or recognize capital gains or losses, which may or may not be offset, in whole or in part, by a transaction fee paid by the redeeming Authorized Participant. A Fund that redeems Creation Units primarily in cash may recognize more capital gains or losses than a Fund that redeems Creation Units primarily in-kind.

The distributions you receive from a Fund are taxable (unless, as described below, they are derived from the municipal securities and certain conditions are met), whether you take the distributions in cash or reinvest them in additional shares. A Fund’s distributions (if taxable) may be treated either as ordinary income or as long-term capital gain.

Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains, taxable at a maximum rate of 20% for individuals, trusts and estates. A Fund may also make distributions that are treated as “qualified dividend income”, which is taxed at the same rates as long-term capital gains, to the extent such distributions are attributable to, and properly designated by a Fund as, “qualified dividend income”. “Qualified dividend income” generally is income derived from dividends from U.S. corporations and “qualified foreign corporations”. A Fund will notify you as to how much of the Fund’s distributions, if any, qualify for these reduced tax rates. The Fund’s income is primarily derived from investments earning interest income, and therefore, under normal circumstances, the Fund expects that none or only a very small portion of its distributions would be “qualified dividend income”.

Other distributions by a Fund are generally taxable to you as ordinary income.

Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce your tax basis in your Fund shares (which will increase the capital gain or reduce the capital loss that you subsequently realize on a sale of your shares). If that basis is reduced to zero (which could happen if you do not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable to you as a capital gain.

Taxation of Sales of Shares

If you sell your Fund shares in the secondary market on an exchange, you may realize gain (or loss). The amount of your gain (or loss) will be the difference between the proceeds of the sale (the market price per share on the date of sale times the number Fund shares sold reduced by the expenses of the sale, if any) and your adjusted basis in those Fund shares sold. Any capital gain or loss is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as

36

short-term capital gain or loss if the shares have been held for one year or less. Long-term capital gains are taxable at a maximum rate of 20% for individuals, trusts and estates. Capital loss realized on the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.

Taxation of Creation Units

If an Authorized Participant exchanges securities for Creation Units, the Authorized Participant will generally recognize capital gain or capital loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the Authorized Participant’s aggregate tax basis in the securities surrendered plus any cash paid for the Creation Units. If the Authorized Participant exchanges Creation Units for securities, the Authorized Participant will generally recognize capital gain or capital loss equal to the difference between the Authorized Participant’s tax basis in the Creation Units and the aggregate market value of the securities and the amount of cash received.

Net Investment Income Tax

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale of shares.

Foreign Taxes and Foreign Tax Credit

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, the Fund may be eligible to “pass through” to the Fund’s shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be so eligible, and Funds that invest primarily in U.S. securities will not be so eligible. Furthermore, a shareholder’s ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

General

If you purchase shares before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

Each year shortly after December 31, a Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale of shares, may be subject to state and local income taxes.

Non-U.S. Shareholders

If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds’ SAI for information on how you will be taxed as a result of holding shares in the Funds.

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GENERAL INFORMATION

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law.

Householding. Householding is an option available to certain investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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GLOSSARY OF INVESTMENT TERMS

AMT is the federal alternative minimum tax.

AMT-Subject bonds are municipal securities paying interest that is an item of “tax preference” and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

Bonds are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

Fixed-income securities are investments, such as bonds, that pay a fixed rate of return.

Municipal securities are debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.

Nationally Recognized Statistical Rating Organizations, or NRSROs, are credit rating agencies registered with the SEC. NRSROs assess the creditworthiness of an obligor as an entity or with respect to specific securities or money market instruments. A list of credit rating agencies currently registered as NRSROs can be found on the SEC’s website (http://www.sec.gov).

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by the Government National Mortgage Association. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

The Bloomberg Global High Yield 1-5 Year Index represents the performance of non-investment-grade fixed-income securities in the U.S., developed and emerging markets with more than one year and less than five years remaining until maturity, hedged to the U.S. Dollar.

The Bloomberg U.S. High Yield 1-5 Year Cash Pay 2% Total Return Index measures the performance of U.S. dollar-denominated, high yield, fixed-rate corporate bonds with maturities of 1-5 years. Securities are classified as high yield if the middle rating of Moody’s Investors Service, Fitch Ratings and S&P Global Ratings is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Bloomberg’s emerging markets country definition, are excluded. Issuers that exceed 2% of the market value of this index are limited at 2%. The excess market value over the 2% cap is redistributed on a pro rata basis to all other issuers’ bonds in the index that are under the 2% cap. The process is repeated until no issuer exceeds the 2% limit.

The Bloomberg 1-5 Year U.S. Government/Credit Index is a broad-based benchmark comprised of investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities with more than one year and less than five years remaining until maturity.

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FINANCIAL HIGHLIGHTS

The Funds are new and have no performance history as of the date of this Prospectus. Each Fund expects to acquire all of the assets, subject to the liabilities, of its respective Predecessor Fund, in the Reorganizations. As a result of the Reorganizations, the Financial Highlights information presented for each Fund is the financial history of its Predecessor Fund.

The financial highlights table is intended to help you understand each Fund’s and each Predecessor Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of a class of each Predecessor Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Predecessor Fund (assuming reinvestment of all dividends and distributions). Each Predecessor Fund’s financial statements have been audited by [________], its independent registered public accounting firm. The report of the independent registered public accounting firm, along with each Predecessor Fund’s financial statements, are included in each Predecessor Fund’s annual report, which is available upon request.

[Financial Highlights to be filed by amendment]

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APPENDIX A

BOND RATINGS

The following is a summary of published ratings by certain NRSROs. The Adviser generally uses ratings issued by such NRSROs but may rely on ratings from other NRSROs, depending on the security in question. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so. NRSROs may also fail to change credit ratings to reflect subsequent events on a timely basis.

Moody’s Investors Service, Inc. (“Moody’s”)

Aaa—Bonds which are rated Aaa are judged to be of the highest quality and are subject to the lowest level of credit risk.

Aa—Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Bonds which are rated A are judged to be upper-medium-grade and are subject to low credit risk.

Baa—Bonds which are rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Bonds which are rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Bonds which are rated B are considered speculative and are subject to high credit risk.

Caa—Bonds which are rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Bonds which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note—Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P Global Ratings (“S&P”)

AAA—Debt rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—Debt rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, C—Debt rated BB, B, CCC, CC or C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

A-1

CCC—Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—Debt rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C—Debt rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—Debt rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring.

Plus (+) or Minus (-)—Ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the rating categories.

NR—NR indicates that a rating has not been assigned or is no longer assigned.

Fitch Ratings

AAA—Bonds considered to be investment grade and of the highest credit quality. The AAA ratings denote the lowest expectation of credit risk and are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Bonds considered to be investment grade and of very high credit quality. The AA ratings denote expectations of very low credit risk and indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—Bonds considered to be investment grade and of high credit quality. The A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than bonds with higher ratings.

BBB—Bonds considered to be investment grade and of good credit quality. The BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB—Bonds are considered speculative, and are indicative of an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Bonds are considered highly speculative. The B ratings indicate that material credit risk is present.

CCC—Bonds are considered to have substantial credit risk.

CC—Bonds are considered to have very high levels of credit risk.

C—Bonds are considered to have exceptionally high levels of credit risk.

Defaulted obligations are typically rated in the CCC to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) Minus (-)—Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or in categories below CCC.

DBRS Morningstar

AAA—Long-term debt rated AAA is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA—Long-term debt rated AA is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A-2

A—Long-term debt rated A is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB—Long-term debt rated BBB is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB—Long-term debt rated BB is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B—Long-term debt rated B is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC and C—Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D—When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

All rating categories other than AAA and D also contain subcategories “(high)” and “(low).” The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

Kroll Bond Rating Agency (“KBRA”)

AAA—Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA—Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.

A—Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

BBB—Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stressed environments.

BB—Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.

B—Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.

CCC—Determined to be at substantial risk of loss due to credit-related events, near default or in default with high recovery expectations.

CC—Determined to be near default or in default with average recovery expectations.

C—Determined to be near default or in default with low recovery expectations.

D—KBRA defines default as occurring if: (1) there is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered; (2) the rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result; (3) the rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

KBRA may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

A-3

For more information about the Funds, the following documents are available upon request:

•	ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Funds’ annual and semi-annual reports to shareholders, once available, will contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds’ SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report, once available, or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:	c/o Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

By Phone:	For Information and Literature: (800) 243-5994

On the Internet:	www.abfunds.com

You may also view reports and other information about the Funds, including the SAI, by visiting the EDGAR database on the Securities and Exchange Commission’s website (http://www.sec.gov). Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.abfunds.com.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

Fund	SEC File No.
AB Short Duration Income ETF	811-23799
AB Short Duration High Yield ETF	811-23799

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE OR JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION
PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 7, 2023

AB ACTIVE ETFs, INC. -AB Short Duration Income ETF Ticker: [___] Exchange: [___] -AB Short Duration High Yield ETF Ticker: [___] Exchange: [___]

c/o Foreside Fund Services, LLC

Three Canal Plaza, Suite 100, Portland, Maine 04101

For Literature: (800) 243-5994

STATEMENT OF ADDITIONAL INFORMATION

[____], 2024

This Statement of Additional Information (“SAI”) is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated [____], 2024, for AB Short Duration Income ETF (“Short Duration”) and AB Short Duration High Yield ETF (“Short Duration High Yield”) (each a “Fund”, and collectively, the “Funds”), each a series of AB Active ETFs, Inc. (the “Company”) (the “Prospectus”). The Funds are newly organized and have been created for the purpose of acquiring the assets and liabilities of AB Short Duration Income Portfolio (“Short Duration Predecessor Fund”) and AB Short Duration High Yield Portfolio (“Short Duration High Yield Predecessor Fund”) (collectively, the “Predecessor Funds”), each a series of AB Bond Fund, Inc. Audited Financial statements for the fiscal year ended October 31, 2023, and September 30, 2023 for Short Duration Predecessor Fund and Short Duration High Yield Predecessor Fund, respectively, are included in the Predecessor Funds’ annual report to shareholders and are incorporated into the SAI by reference. Copies of the Prospectus or annual report for the Funds or Predecessor Funds may be obtained by contacting Foreside Fund Services, LLC (“Foreside”) at the address or the “For Literature” telephone number shown above or on the Internet at www.abfunds.com.

______________________________

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS

Introduction to the Funds

The Company, a Maryland corporation initially organized on July 12, 2010 under the name “AllianceBernstein Active ETFs, Inc.”, is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s name was changed to “AB Active ETFs, Inc.” on May 4, 2022. The Company’s shares are offered in separate series. Each Fund is a series of the Company, a separate pool of assets constituting, in effect, a separate open-end management investment company with its own investment objective and policies, organized in 2023. Each Fund is a diversified, exchange-traded fund (“ETF”) registered under the 1940 Act and is advised by AllianceBernstein L.P. (the “Adviser”).

In connection with a reorganization, the Funds expect to acquire the assets and liabilities of the Predecessor Funds (the “Reorganization”).  All historical financial information and other information contained in this SAI relating to the Funds for periods prior to the closing of the Reorganization is that of the respective Predecessor Fund.

Except as otherwise noted, each Fund’s investment objectives and policies described below are not “fundamental policies” within the meaning of the 1940 Act, and may, therefore, be changed by the Fund’s Board of Directors (the “Board”) without shareholder approval. However, no Fund will change its investment objective without at least 60 days’ prior written notice to shareholders. There is no guarantee that a Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of a Fund’s assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Fund’s acquisition of such securities or other assets. Accordingly, except with respect to borrowing, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a designated portfolio of securities, assets or other positions (including any portion of such securities for which cash may be substituted) (the “Deposit Securities” or “Creation Basket”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Funds are listed for trading on the [_____] (the “Exchange”) and trade on the Exchange at market prices that may differ from the shares’ NAV. As noted above, shares are also redeemable only in Creation Unit aggregations, generally for a specified cash payment. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares are not individually redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Company cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in

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the Participant Agreement (as defined herein). The Company may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Investing in the Funds section of the Funds’ Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Funds’ Prospectus.

Shares of the Funds are listed for trading, and trade throughout the day, on the Exchange and in the other secondary markets. Shares of the Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of each Fund will continue to be met. The Exchange may, but is not required to, remove the shares of a Fund from listing if (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the 1940 Act, (ii) the Fund no longer complies with the Exchange’s requirements for exchange-traded fund shares, (iii) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.

The Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund. As in the case of other publicly traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker. The Company reserves the right to adjust the share prices of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

Additional Investment Policies and Practices

The following information about the Funds’ investment policies and practices supplements the information set forth in the Prospectus.

Convertible Securities

Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with debt securities, the market

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value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable investors to benefit from any increases in the market price of the underlying common stock.

When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible debt and preferred securities rank senior to common stock, and convertible debt securities rank senior to preferred stock, in an issuer’s capital structure. Convertible securities are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Derivatives

A Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

There are four principal types of derivatives – options, futures contracts, forwards and swaps. These principal types of derivative instruments, as well as the ways they may be used by a Fund are described below. Derivatives include listed and cleared transactions where the Fund’s derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral “over-the-counter” (“OTC”) transactions that are privately negotiated and where the Fund’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are bilateral and privately negotiated. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, currency, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or is rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an

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underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method by which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call”) or sell (a “put”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The SEC may adopt similar clearing and execution requirements in respect of certain security-based swaps under its jurisdiction. Privately negotiated swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility.

Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

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-- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund’s interest.

-- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund’s investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

-- Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the performance of the exchange or clearinghouse, which is the issuer or counterparty to each derivative, is supported by all of the members of such exchange or clearinghouse. The performance of an exchange or clearinghouse is further supported by a daily payment system (i.e., margin requirements) operated by the exchange or clearinghouse in order to reduce overall credit risk. There is no similar intermediary support for uncleared OTC derivatives. Therefore, a Fund will effect transactions in uncleared OTC derivatives only with investment dealers and other financial institutions (such as commercial banks) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

-- Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Fund’s counterparty to perform its obligations under the transaction. If the counterparty defaults, a Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Fund. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.
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Recent regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. A Fund is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations. A Fund may also face the indirect risk of the failure of another clearing member customer to meet its obligations to the clearing member, causing a default by the clearing member on its obligations to the clearinghouse.

-- Illiquid Investments Risk. Illiquid investments risk exists when a particular instrument is difficult to purchase, sell or otherwise liquidate. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

-- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

-- Regulatory Risk. Various U.S. Government entities, including the Commodity Futures Trading Commission (“CFTC”) and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets required by, among other things, the Dodd-Frank Act, including clearing, as discussed above, margin, reporting and registration requirements. In addition, the SEC has adopted Rule 18f-4 under the 1940 Act, which governs the use of derivatives and certain other forms of leverage by registered investment companies. Rule 18f-4 requires certain funds, among other things, to adopt a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a limit on fund leverage risk based on value-at-risk, or “VaR.”. Funds that use derivatives in a limited amount are not subject to the full requirements of Rule 18f-4. In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of futures, options and swaps markets in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent
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daily price fluctuation limits, and increased margin requirements for various types of futures. These regulations and actions may adversely affect a Fund’s ability to execute its investment strategy.

The CFTC has also issued rules requiring certain OTC derivatives transactions that fall within its jurisdiction to be executed through a regulated securities, futures or swap exchange or execution facility. Such requirements may make it more difficult or costly for a Fund to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund may otherwise engage impossible or so costly that they will not be economical to implement. If a Fund decides to become a direct member of one or more swap exchange or execution facilities, it will be subject to all of the rules of the exchange or execution facility.

European regulation of the derivatives market is also relevant to the extent a Fund engages in derivatives transactions with a counterparty that is subject to the European Market Infrastructure Regulation (“EMIR”). EMIR introduced uniform requirements in respect of OTC derivative contracts by requiring certain “eligible” OTC derivatives contracts to be submitted for clearing to regulated central clearing counterparties and by mandating the reporting of certain details of OTC derivatives contracts to trade repositories. In addition, EMIR imposes risk mitigation requirements, including requiring appropriate procedures and arrangements to measure, monitor and mitigate operational and counterparty credit risk in respect of OTC derivatives contracts which are not subject to mandatory clearing. These risk mitigation requirements include the exchange, and potentially the segregation, of collateral by the parties, including by a Fund. While many of the obligations under EMIR have come into force, a number of other requirements have not yet come into force or are subject to phase-in periods, and certain key issues have not been resolved. It is therefore not fully clear how the OTC derivatives market will ultimately adapt to the evolving European regulatory regime for OTC derivatives.

-- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately-negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate with or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund’s investment objective.

 .

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Other. A Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”) and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator (“CPO”). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. The Adviser, with respect to the Funds, has claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA based on the extent of the Funds’ derivatives use and is not currently subject to these recordkeeping, reporting and disclosure requirements under the CEA.

Use of Options, Futures Contracts, Forwards and Swaps by a Fund

— Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

A Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

A Fund may use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to

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decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

— Options on Securities. A Fund may write and purchase call and put options on securities, including U.S. Government securities and municipal securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. A Fund may write covered options or uncovered options. A call option written by a Fund is “covered” if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or “naked options” are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

A Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

A Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this

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way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Fund may also, as an example, write combinations of put and call options on the same security, known as “straddles”, with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., OTC) transactions. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

— Options on Securities Indices and Municipal and U.S. Government Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

A Fund may write (sell) call and put options and purchase call and put options on securities indices. If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund’s security holdings.

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A Fund may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the value of the securities index is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

— Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities, stock indices, futures contracts (including on individual securities and stock indices) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

— Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

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Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A Fund may write options on foreign currencies for hedging purposes or in an effort to increase returns. For example, where a Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

In addition to using options for the hedging purposes described above, a Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. A Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

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Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

— Futures Contracts and Options on Futures Contracts. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund’s current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund’s portfolio. However, since the futures market is generally more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund’s cash reserves could then be used to buy long-term bonds on the cash market.

A Fund may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund’s

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loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Fund could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

A Fund may also engage in currency “cross hedging” when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such “cross hedging” is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

A Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures contracts are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Purchases or sales of stock or bond index futures contracts may be for investment purposes. They may also be used for hedging or risk management purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts may be closed out.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. exchanges.

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The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund’s portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such a decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

— Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund, as seller, typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the “face amount” of the reference obligation in which case the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the face amount and the current market value of the obligation. As a buyer, if a credit event occurs, the Fund would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation.

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The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk, and may be illiquid.

— Currency Swaps. A Fund may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. Currency swaps may be bilateral and privately negotiated, with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. The Funds will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization (“NRSRO”) at the time of entering into the transaction.

— Swaps: Interest Rate Transactions. A Fund may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or “notional”) amount.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

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Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. It may be more difficult for a Fund to trade or close out interest rate caps and floors in comparison to other types of swaps.

These transactions do not involve the delivery of securities or other underlying assets or principal. A Fund will enter into bilateral swap agreements, including interest rate swap, swaptions, cap or floor transactions but excluding currency swaps, which are subject to separate counterparty requirements as addressed above, only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

— Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if inflation increases.

— Total Return Swaps. A Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps may reflect a leveraged investment and incorporate borrowing costs which are borne by the Fund. There is no guarantee that the Fund’s investment via a total return swap will deliver returns in excess of the embedded borrowing costs and, accordingly, the Fund’s performance may be less than would be achieved by a direct investment in the underlying referenced asset.

— Variance and Correlation Swaps. A Fund may enter into variance or correlation swaps in an attempt to hedge market risk or adjust exposure to the markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying securities within a given index. “Correlation” as used here is defined as the weighted average of the correlations

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between the daily returns of each pair of securities within a given index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Additionally, swap values can be highly volatile and expose investors to a high risk of loss. The low initial margin deposits normally required to establish a swap position permit a high degree of leverage. As a result, depending on the type of swap, a relatively small movement in the price of the underlying reference asset or in the market value of the contract may result in a profit or loss which is high in proportion to the amount of funds deposited as initial margin and may result in unquantifiable further loss exceeding any margin deposited. Such risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. A Fund accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Swaps entered into in the OTC market are more likely to be illiquid than exchange-traded instruments as there is no exchange market on which to close out an open OTC swap position. It may therefore be impossible to liquidate an existing position (or to do so at an advantageous price), to assess the value of the position, or to assess the exposure to risk associated with the position.

— Eurodollar Contracts. Eurodollars are time deposits denominated in U.S. dollars and are held at banks outside the U.S., which could be foreign banks or overseas branches of U.S. banks. Eurodollar contracts are U.S. Dollar-denominated futures contracts or options thereon that are tied to a reference rate, such as the Secured Overnight Financing Rate (SOFR), paid on such deposits, and are subject to the same limitations and risks as other futures contracts and options. A Fund may use Eurodollar instruments to hedge against changes in the reference rate.

— Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward

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currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Event-Linked Securities

Event-linked securities are variable rate or fixed-rate fixed-income securities or types of equity securities for which the return of principal and payment of interest are contingent on the severity or non-occurrence of various specified catastrophic events, which may be specific trigger events or a diversified group of events, such as hurricanes, typhoons, wind events or earthquakes. The most common type of fixed-income securities are known as “catastrophe” or “CAT” bonds. In some cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to the securities’ maturity, the Fund may lose all or a portion of its principal and forgo additional interest.

These securities may have a special condition that states that if the issuer (i.e., an insurance or reinsurance company) suffers a loss from a particular pre-defined catastrophe, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if a Fund holds a fixed-income security that covers an insurer’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such insurer, then the Fund will lose all or a portion of its principal invested in the security and forgo any future interest payments. If the trigger event(s) does not occur, the Fund will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the securities.

Event-linked securities may be issued by government agencies, insurance companies, reinsurers, special purpose companies or other on-shore or off-shore entities. Event-linked securities are a relatively new type of financial instrument. As a result, there is no significant trading history of these securities and these securities may be illiquid or the markets for these instruments may not be liquid at all times. These securities may be rated, generally below investment grade by a NRSRO or the unrated equivalent, and have the same or equivalent risks as higher yield debt securities (“junk bonds”). The rating primarily reflects the NRSRO’s calculated probability that a pre-defined trigger event will occur as well as the overall expected loss to the principal of the security.

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Forward Commitments and When-Issued and Delayed Delivery Securities

Forward commitments for the purchase or sale of securities may include purchases on a “when-issued” basis or purchases or sales on a “delayed delivery” basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a “when, as and if issued” trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. A Fund assumes the rights and risks of ownership of the security, but does not pay for the securities until they are received. If a Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase a Fund’s volatility of returns.

When-issued securities and forward commitments may be sold prior to the settlement date. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a “when, as and if issued” basis may increase the volatility of a Fund’s NAV.

The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. Dollar price of the security (“transaction hedge”). In addition, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund’s securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (“position hedge”). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Fund might be required to complete or settle when-issued or forward transactions at prices inferior to the then current market values.

Forward commitments include “To be announced” (“TBA”) mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool number or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, (including fixed-rate or variable-rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

At the time a Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a “when, as and if issued” security would be canceled in the event that the required conditions did not occur and the trade was canceled.

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Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or “when-issued” or “delayed delivery” securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a “when-issued” or “delayed delivery” basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or “when-issued” or “delayed delivery” securities themselves (which may have a value greater or less than the Fund’s payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Fund may be adversely affected.

Illiquid Securities

A Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund’s net assets would be invested in such securities. Under Rule 22e-4 under the 1940 Act, the term illiquid securities means any security or investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

ETFs do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an ETF might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An ETF may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers (“Rule 144A Securities”). An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could adversely affect the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

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The Funds have adopted a liquidity risk management program pursuant to Rule 22e-4 under the 1940 Act and related procedures to categorize each Fund’s investments, including Rule 144A Securities, and identify illiquid investments.

Investment in Other Exchange-Traded Funds and Other Investment Companies

The Funds may invest in shares of ETFs, including AB ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. Unlike index ETFs, actively-managed ETFs generally seek to outperform a benchmark index and typically have higher expenses than index ETFs, which expenses reduce investment returns. Both index ETFs and actively-managed ETFs may offer exposure to broad investment strategies and across various asset classes, including equity, fixed income, commodities and currencies. The Funds will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF’s shares, which is based on supply and demand in the market for the ETF’s shares, may differ from its NAV. Accordingly, there may be times when an ETF’s shares trade at a discount or premium to its NAV.

The Funds may invest in investment companies other than ETFs, including AB Mutual Funds, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Funds acquire shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Funds’ expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. A Fund’s investment in other investment companies, including ETFs, subjects the Fund indirectly to the underlying risks of those investment companies.

To the extent that a Fund is an “acquired fund” for purposes of Rule 12d1-4, the Fund intends to limit its investments in the securities of other investment companies and private funds to no more than 10% of its total assets, subject to certain limited exceptions permitted under the Rule.

Loans of Portfolio Securities

A Fund may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under a Fund’s securities lending program, all securities loans will be secured continuously by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. Principal risks

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of lending portfolio securities include that the borrower will fail to return the loaned securities upon termination of the loan and, that the value of the collateral will not be sufficient to replace the loaned securities upon the borrower’s default.

In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If a loan is collateralized by cash, a Fund will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases, this rebate may be a “negative rebate”, or fee paid by the borrower to the Fund in connection with the loan). If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. For its services, the securities lending agent receives a fee from the Fund.

A Fund will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distribution from the securities.

A Fund will invest any cash collateral in shares of a money market fund approved by the Board and expected to be managed by the Adviser. Any such investment will be at the Fund’s risk. The Fund may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

A Fund will not have the right to vote any securities during the existence of a loan, but will have the right to recall loaned securities in order to exercise voting or other ownership rights. When the Fund lends its securities, its investment performance will continue to reflect changes in the value of securities loaned.

Loan Participations and Assignments

A Fund may invest in loans (which may be syndicated) to corporate, governmental, or other borrowers (“Loans”) either by participating as co-lender at the time the Loan is originated (“Participations”) or by buying an interest in the Loan in the secondary market from a financial institution or institutional investor (“Assignments”). A Loan is often administered by a bank or other financial institution that acts as agent for all the holders. The financial status of the agent interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

The success of a Fund’s investment may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agents typically have broad discretion in enforcing loan agreements.

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A Fund’s investment in Participations typically will result in the Fund having a contractual relationship only with the financial institution arranging the Loan with the borrower (the “Lender”) and not with the borrower directly. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation impaired. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade by a NRSRO.

When a Fund purchases Assignments from Lenders it will typically acquire direct rights against the borrower on a Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment.

Loans in which a Fund may invest include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of an acquisition. A Fund may also participate in unfunded loan commitments, which are contractual obligations for future funding, and receive a commitment fee based on the amount of the commitment.

Transactions (purchases or sales) in loan participations and assignments can be subject to delayed settlement. In addition, a Fund may have difficulty disposing of Assignments and Participations because in order to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also

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may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its asset value.

Mortgage-Related Securities, Other Asset-Backed Securities and Structured Financings

The mortgage-related securities in which a Fund may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Funds) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resale as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations (“CMOs”), CMO residuals, adjustable-rate mortgage securities (“ARMS”), stripped mortgage-backed securities (“SMBSs”), commercial mortgage-backed securities (“CMBS”), TBA mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as “modified pass-through”. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from

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the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestment of monthly payments received by the Fund will increase the yield to shareholders compared with bonds that pay interest semi-annually.

The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations or corporate instrumentalities of the U.S. Government, respectively (government-sponsored entities or “GSEs”), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government in an effort to provide stability in the financial markets and put the GSEs in a sound and solvent condition. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Department of the Treasury (“U.S. Treasury”) in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but the GSEs have paid dividends to the U.S. Treasury in a cumulative amount that exceeds the payments made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress has considered proposals to wind down or restructure the operations of the GSEs. It is uncertain what legislation, if any, may be proposed in the future in Congress or which proposals, if any, might be enacted. The passage of any such proposal has the potential to impact the value of securities issued by a GSE, which could adversely affect the liquidity and value of a Fund’s portfolio. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC’s national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal.

Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds

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or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or “tranches”, with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee that the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or GSE guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored, mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately-issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label, mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Collateralized Mortgage Obligations. Another form of mortgage-related security is a “pay-through” security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of “pay-through” mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a “tranche”, is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs

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represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Adjustable-Rate Mortgage Securities. ARMS bear interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

Stripped Mortgage-Related Securities. Stripped mortgage-related securities (“SMRS”) are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (“IOs”) receiving all of the interest payments from the underlying assets and one class of principal-only securities (“POs”) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

With respect to residential SMRS, a Fund will only invest in such SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States or by other U.S. Government sponsored entities. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

Commercial Mortgage-Backed Securities. CMBS are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living

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centers. CMBS have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. CMBS may pay fixed or floating rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. Commercial mortgage-backed securities are subject to heightened risks due to the significant economic impacts of COVID-19 on commercial real estate. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. Global climate change may also have an adverse effect on property and security values.

Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates. To the extent a Fund invests in mortgage-related securities whose underlying mortgages include subprime or non-performing loans, the risk of default is generally greater.

Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these

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subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable, thus there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund’s ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the NRSROs may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

GSE Risk-Sharing Bonds. Another type of mortgage-related security, known as GSE Risk-Sharing Bonds or Credit Risk Transfer securities (“CRTs”), transfers a portion of the risk of borrower defaults from the issuing GSE to investors through the issuance of a bond whose return of principal is linked to the performance of a selected pool of mortgages. CRTs are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. Typically, CRTs are issued at par and have stated final maturities. CRTs are structured so that: (i) interest is paid directly by the issuing GSE and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE.

The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-backed securities issued by GSEs because, in CRTs, some or all

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of the credit risk associated with the underlying mortgage loans is transferred to the end-investor. As a result, in the event that a GSE fails to pay principal or interest on a CRT or goes through bankruptcy, insolvency or similar proceeding, holders of such CRT have no direct recourse to the underlying mortgage loans.

Other Asset-Backed Securities. A Fund may invest in other asset-backed securities, including interests in pools of lower-rated debt securities and corporate and consumer loans (including non-performing loans), among other things. Like mortgage-backed securities, these securities are pass-through, and the collateral supporting these securities generally is of short maturities.

The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade by a NRSRO or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Structured Financings. A Fund may invest in fixed-income securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related real estate and other asset-backed securities. These securities may be privately-negotiated and are generally not publicly traded and are illiquid. A Fund’s investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of

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debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

A Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

Not a Money Market Fund

No Fund is a money market fund or is subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, a Fund’s investments may be more susceptible than a money market fund is to credit risk, interest rate risk, valuation risk and other risks relevant to the Fund’s investments. The Funds do not seek to maintain a stable NAV of $1.00 per share.

Preferred Stock

A Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions

A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations

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are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon “interest rate” that is effective for the period of time the buyer’s money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller’s bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund’s rights. The Fund’s Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, constitutes two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction constitutes two separate transactions. Each Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements and Dollar Rolls

Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, a Fund sells portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Fund can recover

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all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the “interest cost” to the Fund of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash invested in portfolio securities.

Reverse repurchase agreements are considered to be a loan to the Fund by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Fund. By entering into reverse repurchase agreements, the Fund obtains additional cash to invest in other securities. The Funds may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow a Fund to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for the Fund’s shareholders when the Fund achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by a Fund on the reverse repurchase transactions.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Fund’s common stocks because the Fund uses the proceeds to make investments in other securities. See “Borrowings and Leverage” below.

Securities Ratings

The ratings of fixed-income securities by NRSROs such as Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings (“Fitch”), Kroll Bond Rating Agency, LLC (“Kroll”) and DBRS Morningstar are widely accepted barometers of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it

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is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities that are rated Ba or lower by Moody’s, BB or lower by S&P or Fitch, or are equivalently rated by other NRSROs are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer’s capacity to pay interest and repay principal than in the case of higher-rated securities.

Non-rated securities will also be considered for investment by a Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objectives and policies.

The Adviser generally uses ratings issued by NRSROs such as S&P, Moody’s, Fitch, Kroll and DBRS Morningstar but may rely on ratings from other NRSROs, depending on the security in question. Some securities are rated by more than one NRSRO, and the ratings assigned to the security by the NRSRO may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Funds, if the Adviser considers ratings issued by two or more NRSROs, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody’s and S&P only, with Moody’s rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody’s and BBB by S&P). Or, if a security is rated by Moody’s, S&P and Fitch, with Moody’s rating the security as Ba, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody’s, BBB by S&P and BBB by Fitch). However, for Short Duration High Yield (which invests primarily in “junk bonds”), if the Adviser considers ratings issued by two or more NRSROs, the Adviser will apply the lowest rating.

The Adviser will try to reduce the risk inherent in the Fund’s investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for Funds that invest in high-yielding securities, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

In the event that the credit rating of a security held by the Fund is downgraded, the credit quality deteriorates after purchase, or the security defaults, the Fund will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of the Adviser, such investment is appropriate in the circumstances.

Unless otherwise indicated, references to securities ratings by one NRSRO in this SAI shall include the equivalent rating by another NRSRO.

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Short Sales

A Fund may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. Among other reasons, a Fund may make short sales of securities or maintain a short position for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes. A Fund may not make a short sale if more than 10% of the Fund’s net assets (taken at market value) is held as collateral for short sales at any one time. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. See “Dividends, Distributions and Taxes-Tax Straddles” for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.

Structured Products

A Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities, or by reference to an unrelated benchmark related to an objective index, economic factor or other measure such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

Investing in structured products may be more efficient and less expensive for a Fund than investing in the underlying assets or benchmarks and the related derivative. These

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investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may carry greater trading risk and be more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product.

Structured Notes and Indexed Securities: A Fund may invest in a particular type of structured instrument sometimes referred to as a “structured note”. The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, carry greater trading risk and be more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Fund economically to movements

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in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Fund might receive interest or principal payments on the note that are determined based on a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities are generally Rule 144A Securities and therefore may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.

U.S. Government Securities

U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: United States Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small

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Business Administration and including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or institutions; and (iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that were historically not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental CMOs. The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amounts with principal payments at maturity or specified call dates.

U.S. Government securities also include zero-coupon securities and principal-only securities and certain SMRS. Zero-coupon securities are described in more detail in “Zero-Coupon Securities” below, and SMRS and principal-only securities are described in more detail in “Mortgage-Related Securities, Other Asset-Backed Securities and Structured Financings – Stripped Mortgage-Related Securities” above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

Inflation-indexed securities such as Treasury Inflation-Protected Securities, or TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Inflation-indexed securities tend to react to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities may be vulnerable to changes in expectations of inflation. Interest payments on these securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.

Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities’ yield or value or the yield or value of the shares of the Fund that holds the securities.

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U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Variable, Floating and Inverse Floating Rate Securities

These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero-Coupon Securities

A zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a “deep discount” price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

A Fund may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. A Fund may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero-coupon securities purchased by the Funds may consist of principal components held in STRIPS form issued through the U.S. Treasury’s STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, a number of banks and brokerage firms have separated (“stripped”) the principal portion (“corpus”) from the coupon portion of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

Current federal tax law requires that a holder (such as the Funds) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each

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year even though the holder receives no interest payment in cash on the security during the year (generally referred to as “original issue discount” or “OID”). As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, a Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash that the Fund has actually received as interest during the year, and this distribution of “phantom income” may be taxable to shareholders. A Fund’s obligation to make such distributions could require it to liquidate other investments at times when the Adviser would not otherwise deem it advisable to do so (potentially resulting in taxable gain), or borrow money, and either of these options could reduce fund assets available to purchase other income-producing securities. The Funds believe, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet their investment objectives.

Payment-in-Kind Bonds

The Funds may at times invest in “payment-in-kind” bonds (“PIK Bonds”). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds, which allows an issuer to avoid the need to generate cash to meet current interest payments. PIK Bonds have different credit risks than some other types of instruments, specifically because (1) the higher yields and interest rates on certain PIK Bonds reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon bonds; (2) PIK Bonds may have higher price volatility because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (3) interest on PIK Bonds has the effect of generating investment income; and (4) the deferral of interest on PIK Bonds may also reduce the loan-to-value ratio of the bonds at a compounding rate. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. PIK Bonds may be susceptible to greater fluctuations in market value and may become less liquid under adverse market conditions, including market volatility and rising interest rate markets, than comparably-rated securities that pay income periodically and in cash.

Even though PIK Bonds do not pay current interest in cash, the Funds are nonetheless required to accrue interest income on such investments and to distribute such “phantom income” amounts at least annually to shareholders (and this “phantom income” will normally be taxable to fund shareholders). A Fund’s obligation to make such distributions could require it to liquidate other investments at times when the Adviser would not otherwise deem it advisable to do so (potentially resulting in taxable gain), and this could reduce fund assets available to purchase other income-producing securities.

Custodial Receipts

Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on the underlying securities held by the custodian, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian. Underlying securities may include municipal securities, U.S. Government securities or other types of securities consistent with a Fund’s investment objective and principal investment strategy.

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Custodial receipts may be issued in connection with the restructuring of insured municipal bonds deposited with a custodian. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

In a typical custodial receipt arrangement, an issuer or a third-party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities. For certain securities law purposes, custodial receipts may not be considered obligations of the issuers of the underlying securities held by the custodian. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account. Although under the terms of a custodial receipt a Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences.

Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. In addition, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

Certain Risk and Other Considerations

Borrowings and Leverage. A Fund may use borrowings for investment purposes subject to the restrictions of the 1940 Act. A Fund may also use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Fund uses the cash proceeds made available during the term of these transactions to make investments in other securities.

Borrowings by a Fund result in leveraging of the Fund’s shares of common stock. The proceeds of such borrowings will be invested in accordance with the Fund’s investment objective and policies. The Adviser anticipates that the difference between the interest expense

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paid by the Fund on borrowings and the returns on the Fund’s investment securities will provide the Fund’s shareholders with a potentially higher yield.

Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Fund’s shareholders. These include a higher volatility of the NAV of the Fund’s shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as the Fund is able to realize a net return on the portion of its investment portfolio resulting from leverage that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Fund’s shareholders to realize a higher net return than if the Fund were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of the Fund’s investment portfolio, the benefit of leverage to the Fund’s shareholders will be reduced, and if the interest expense on borrowings or carrying costs of leveraged transactions were to exceed the net return to shareholders, the Fund’s use of leverage would result in a lower rate of net return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share than if the Fund were not leveraged. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Fund to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.

Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales involve leverage and may expose a Fund to potential losses that, in some cases, may exceed the amount originally invested by the Fund.

Rule 18f-4, among other things, permits a fund to treat reverse repurchase transactions (and other similar financing transactions) either as borrowings (subject to asset coverage requirements under the 1940 Act) or as “derivatives transactions” subject to the risk-based limits of Rule 18f-4.

Management Risk – Quantitative Models. The Adviser may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable a Fund to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Adviser may change, enhance and update its models and its usage of existing models at its discretion.

Portfolio Turnover. The Funds have no operating history and therefore have no portfolio turnover information. The Funds are actively managed and, in some cases in response to market conditions or other considerations, a Fund's portfolio turnover rate may exceed 100%. A higher rate of portfolio turnover increases brokerage, transaction and other expenses, which are borne by the Fund and its shareholders.

For the fiscal years ended October 31, 2023, Short Duration Predecessor Fund’s portfolio turnover rate was [_]% of the average value of its portfolio. For the fiscal year ended

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September 30, 2023 Short Duration High Yield Predecessor Fund’s portfolio turnover rate was [_]% of the average value of its portfolio.

Investments in Lower-Rated and Unrated Instruments. A Fund may invest in lower-rated securities, in some cases, which may include securities having the lowest rating for non-subordinated debt securities by a NRSRO and unrated securities of equivalent investment quality (commonly referred to as “junk bonds”). Debt securities with such a rating are considered by NRSROs to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, a Fund’s assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

Many fixed-income securities, including certain U.S. corporate fixed-income securities in which a Fund may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a “call option” and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

Non-rated municipal or other fixed-income securities will also be considered for investment by a Fund when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objective and policies.

In seeking to achieve a Fund’s investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Fund’s portfolio will be unavoidable. Moreover, medium- and lower-rated

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securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Fund.

U.S. Corporate Fixed-Income Securities. A Fund may invest in U.S. corporate fixed-income securities that may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. A Fund may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Fund’s investment objectives. A Fund’s rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, imposition of sanctions or capital controls, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

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Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

It is contemplated that foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States and may close for extended periods or for local holidays. While growing in volume, such markets usually have substantially less volume than the United States securities markets, and securities of some foreign companies are more difficult to trade or dispose of and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups and regional and global conflicts, have occurred in the past in countries in which a Fund may invest and could adversely affect a Fund’s assets should these conditions or events recur.

The United Kingdom (“U.K.”) formally withdrew from the European Union (“EU”) on January 31, 2020. The U.K. and the EU negotiated an agreement governing their future trading and security relationships. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. The U.K. and the EU also negotiated a Memorandum of Understanding (“MoU”), which creates a framework for voluntary regulatory cooperation in financial services between the U.K. and the EU. The impact on the U.K. and European economies and the broader global economy of the uncertainties associated with implementing the agreement and MoU are significant and could have an adverse effect on the value of a Fund’s investments and its NAV. These uncertainties include an increase in the regulatory and customs requirements imposed on cross-border trade between the U.K. and the EU, the negotiation and implementation of additional arrangements between the U.K. and the EU affecting important parts of the economy (such as financial services), volatility and illiquidity in markets, currency fluctuations, the renegotiation of other existing trading and cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) of the U.K. and the EU, and potentially lower growth for companies in the U.K., Europe and globally.

In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, and sanctions imposed following the invasion, have resulted, and may continue to result, in market disruptions in the region and globally. Future market disruptions are impossible to predict, but could be significant and have a severe adverse effect on the region and beyond, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas.

Foreign investment in the securities of companies in certain countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude Fund investment in certain foreign securities and increase the costs and expenses of a Fund.

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Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances.

Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund’s NAV may also be affected by changes in the rates or methods of taxation applicable to that Fund or to entities in which that Fund has invested. The Adviser can provide no assurance that the tax treatment of investments held by the Fund will not be subject to change. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See “U.S. Federal Income Taxation of Dividends and Distributions”.

Investing in emerging market securities involves risks different from, and greater than, risks of investing in domestic securities or in securities of issuers domiciled in developed, foreign countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and the imposition of capital controls, which may restrict a Fund’s ability to repatriate investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; less developed legal systems with fewer security holder rights and practical remedies to pursue claims, including class actions or fraud claims; the limited ability of U.S. authorities to bring and enforce actions against non-U.S. companies and non-U.S. persons; and differences in the nature and quality of financial information, including (i) auditing and financial reporting standards, which may result in unavailability or unreliability of material information about issuers and (ii) the risk that the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect audit practices and work conducted by PCAOB-registered audit firms in certain emerging

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market countries, such as China. Thus there can be no assurance that the quality of financial reporting or the audits conducted by such audit firms of U.S.-listed emerging market companies meet PCAOB standards. Furthermore, in December 2021, the SEC finalized rules to implement the Holding Foreign Companies Accountable Act, which prohibits the trading of securities of foreign issuers (including those based in China) on a national securities exchange or through any other method regulated by the SEC (including through over-the-counter trading) if the PCAOB is unable to inspect the work papers of the auditors of such companies for three years. To the extent a Fund invests in the securities of a company whose securities become subject to such a trading prohibition, the Fund’s ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected. The Fund would also have to seek other markets in which to transact in such securities, which could increase the Fund’s costs. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Investors should understand that the expenses of a fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

Investments in China. Risks of investments in securities of companies economically tied to China may include the volatility of the Chinese securities markets; the Chinese economy’s heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens; the continuing importance of the role of the Chinese Government, which may take legal or regulatory actions that affect the contractual arrangements of a company or economic and market practices, and cause the value of the securities of an issuer held by a Fund to decrease significantly; and political unrest. While the Chinese economy has grown rapidly in recent years, the rate of growth has generally been declining, and there can be no assurance that China’s economy will continue to grow in the future. In addition, trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. U.S. or other sanctions imposed on the Chinese Government or certain Chinese companies may adversely impact the Chinese economy and Chinese issuers in which a Fund invests, and may prohibit or limit the Fund’s ability to invest in securities of certain Chinese issuers or require the Fund’s sale of such securities, potentially on an accelerated schedule or at disadvantageous prices. Risks of investments in companies based in Hong Kong, a special administrative region of China, include heavy reliance on the Chinese economy, plus regional Asian and global economies such as the

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U.S. economy, which makes these investments vulnerable to changes in these economies, and political unrest. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on a Fund’s performance. In addition, China’s recent aggression towards Taiwan may impact companies economically tied to Taiwan, including those in supply chain channels.

A Fund may obtain economic exposure to Chinese companies through a special structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as the Funds, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a non-Chinese exchange (such as the New York Stock Exchange (the “NYSE”) or the Nasdaq Stock Exchange (“NASDAQ”)) and enters into contractual arrangements with the VIE through one or more wholly-owned special purpose vehicles. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as a Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership interest in the Chinese-based operating company. The contractual arrangements between the shell company and the VIE do not provide investors in the shell company with the rights they would have through direct equity ownership, and a foreign investor’s rights may be limited, including by actions of the Chinese government which could determine that the underlying contractual arrangements are invalid. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure has not been formally recognized under Chinese law and it is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the structure.

It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Non-recognition of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant and possibly complete and permanent loss, and in turn, adversely affect a Fund’s returns and NAV.

A Fund may invest in renminbi-denominated bonds issued in China (“RMB Bonds”). RMB Bonds, including government and corporate bonds, are available in the China Interbank Bond Market (“CIBM”) to eligible foreign investors through the CIBM Direct Access Program and through the China-Hong Kong Bond Connect program (“Bond Connect”). Both programs are relatively new. Laws, rules, regulations, policies and guidelines relating to each program are untested and subject to change.

The CIBM Direct Access Program, established by the People’s Bank of China, allows eligible foreign institutional investors to conduct trading in the CIBM, subject to other rules and regulations as promulgated by Chinese authorities. Eligible foreign institutional

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investors who wish to invest directly in the CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Funds are therefore subject to the risk of default or errors on the part of such agent.

Bond Connect provides a channel for overseas investors to invest in the Chinese bond market through investment links between Hong Kong and mainland China. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as a Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects a Fund to numerous risks, including the risk that the Fund may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Trading through Bond Connect is subject to other restrictions and risks. For example, Bond Connect is generally only available on business days when both the China and Hong Kong markets are open, which may limit a Fund’s ability to trade when it would be otherwise attractive to do so. Investing through Bond Connect also subjects the Fund to the clearance and settlement procedures associated with Bond Connect, which could pose risks to the Fund. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Uncertainties in China’s tax rules related to the taxation of income and gains from investments in Chinese interbank bonds could result in unexpected tax liabilities for a Fund. Investing in the CIBM will also expose the Fund to renminbi currency risks. The ability to hedge renminbi currency risks is limited.  In addition, given the renminbi is subject to exchange control restrictions, a Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa, including at times when there are unfavorable market conditions.

Foreign Currency Transactions. A Fund may invest in securities denominated in foreign currencies and a corresponding portion of the Fund’s revenues will be received in such currencies. In addition, a Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Fund’s net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Fund’s income. A Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund’s NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central

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banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Fund’s total assets adjusted to reflect the Fund’s net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet, among other things, the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks. See “Additional Investment Policies and Practices”, above.

Additional Risks of Options on Forward Currency Exchange Contracts, Options on Foreign Currencies, Swaps and Other Options. Unlike transactions entered into by a Fund in futures contracts and exchange-traded options, options on foreign currencies and forward currency exchange contracts may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments may instead be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Nasdaq PHLX and the Cboe Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward currency exchange contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

OTC transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and a Fund could be required to retain options purchased or written, or forward currency exchange contracts entered

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into, until exercise, expiration or maturity. This in turn could limit the Fund’s ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

Transactions in OTC options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Fund is not able to determine at this time whether or to what extent additional restrictions on the trading of OTC options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by the Fund.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

Options on U.S. Government securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours

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in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume period.

Sovereign Debt Obligations. No established secondary markets may exist for many of the sovereign debt obligations in which a Fund may invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, a Fund will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country’s economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government’s ability to honor its obligations. In addition, countries that issue debt obligations denominated in a currency other than their local currency, and countries that do not have their own currency (e.g., Eurozone countries) may have a higher risk of default than other countries, because such countries cannot issue local currency to pay such obligations.

Many countries providing investment opportunities for a Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

Investing in sovereign debt obligations involves economic and political risks. The sovereign debt obligations in which a Fund may invest in most cases pertain to countries that are among the world’s largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Central banks and other governmental authorities which control the servicing of sovereign debt obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of sovereign debt obligations may default on their obligations. Defaults on certain sovereign debt obligations have occurred in the past. Holders of certain sovereign debt obligations may be

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requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. The interests of holders of sovereign debt obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any.

To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of a country to repay sovereign debt obligations is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt obligations.

The Funds are permitted to invest in sovereign debt obligations of issuers that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Fund’s investment objectives. A Fund may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

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INVESTMENT RESTRICTIONS

Fundamental Investment Policies

The following fundamental investment policies may not be changed without approval by the vote of a majority of a Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

As a matter of fundamental policy, a Fund:

(a)	may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;
(b)	may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps, are not deemed to be the issuance of a senior security;

(c)	may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

(d)	may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

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(e)	may purchase or sell commodities or options thereon to the extent permitted by applicable law; or

(f)	may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

As a matter of fundamental policy, each Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund’s assets consist of:

•	Cash or cash items;
•	Government securities;
•	Securities of other investment companies; and
•	Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

Non-Fundamental Investment Policies

As a matter of non-fundamental policy, each Fund has adopted a policy that provides that the Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

In general, for the purpose of applying percentage limitations with respect to concentration, the percentage limitation shall be applied after the acquisition of a security, and when considering the “industry” or group of industries to which a particular investment belongs, a Fund may rely upon industry, sub-industry, group and sub-group classifications, which may be based upon published available industry classification data including but not limited to North American Industry Classification System standards as well as other published standards or hierarchies. From time to time, the Adviser may determine, acting in good faith and based on its own analysis, that a particular industry group or sub-group may be so broad that the economic characteristics of issuers within the group differ materially, or that a published classification of a particular issuer within a group is unreliable. In such a case, the Adviser may reclassify the issuer into a different industry or group of industries for purposes of applying percentage limitations.

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MANAGEMENT OF THE FUNDS

The Adviser

The Adviser, a Delaware limited partnership with principal offices at 501 Commerce Street, Nashville, TN 37203, has been retained under an investment advisory agreement (the “Advisory Agreement”) to provide investment advice and, in general, to conduct the management and investment program of each of the Funds under the supervision of the Funds’ Board (see “Management of the Funds” in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2023, totaling approximately $669 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

As of September 30, 2023, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

Equitable Holdings and its subsidiaries	60.3%
AllianceBernstein Holding L.P.	39.0
Unaffiliated holders	0.7
100.0%

Equitable Holdings, Inc. (formerly named AXA Equitable Holdings, Inc.) (“EQH”) is a leading financial services company in the U.S. and consists of two well-established principal franchises, Equitable Financial Life Insurance Company and AllianceBernstein.

As of September 30, 2023, EQH owned approximately 3.6% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding L.P. (“AB Holding”). AllianceBernstein Corporation (an indirect wholly-owned subsidiary of EQH, “GP”) is the general partner of both AB Holding and the Adviser. The GP owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in the Adviser.

Including both the general partnership and limited partnership interests in AB Holding and the Adviser, EQH and its subsidiaries have an approximate 61.7% economic interest in the Adviser as of September 30, 2023.

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During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in EQH through an initial public offering. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of EQH.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Funds’ investment advisory agreements. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Boards previously approved new investment advisory agreements with the Adviser, and shareholders of the Funds subsequently approved the new investment advisory agreements. These agreements became effective on November 13, 2019.

Advisory Agreement and Expenses

The Adviser serves as investment manager and adviser of each of the Funds, continuously furnishes an investment program for each Fund, and manages, supervises and conducts the affairs of each Fund, subject to supervision of the Funds’ Board.

Under the Advisory Agreement for the Funds, the Adviser furnishes advice and recommendations with respect to the Funds’ portfolio of securities and investments and provides persons satisfactory to the Board to act as officers of the Funds. Such officers and employees may be employees of the Adviser or its affiliates.

The Adviser is, under each Fund’s Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund Prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

Except as set forth below, the Adviser has, under the Advisory Agreement, agreed to pay all expenses incurred by the Funds. The Company, on behalf of each Fund, on a Fund-by-Fund basis out of the assets of the particular Fund for which the expense relates, agrees to pay all of the following expenses incurred by each Fund: (a) interest and taxes (including, but not limited to, income, excise, transfer and withholding taxes); (b) expenses of each Fund incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions but not including fees of a Fund’s custodian relating to portfolio transactions; (c) expenses incurred in connection with any distribution plan adopted by the Funds in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (d) the advisory fee payable to the Adviser under the Advisory Agreement; (e) the cost of the Adviser’s personnel providing services to the Company, as provided in subparagraph (d) of paragraph 2 of the Advisory Agreement; and (f) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the Directors who are not “interested persons” as defined in the 1940 Act). The internal expenses of pooled investment vehicles in which a Fund may invest (acquired fund fees and expenses) are

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not expenses of the Fund and are not paid by the Adviser, except that the Adviser shall reimburse each Fund for its share of the internal expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser.

The Advisory Agreement will continue in effect for an initial two-year period for each Fund and shall continue thereafter from year to year with respect to each Fund, provided that such continuance is specifically approved at least annually by a vote of a majority of the outstanding voting securities of each Fund or by the Directors including, in either case, by a vote of a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party.

For the services provided by the Adviser under the Advisory Agreement with respect to Short Duration, the Company has contractually agreed to pay a monthly fee to the Adviser a rate of 1/12 of [__] of 1.00% of the Fund’s average daily net assets. For the services provided by the Adviser under the Advisory Agreement with respect to Short Duration High Yield, the Company has contractually agreed to pay a monthly fee to the Adviser a rate of 1/12 of [__] of 1.00% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly.

Any material amendments to the Advisory Agreement must be approved by a vote of the outstanding securities of the relevant Fund and by a vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Advisory Agreement is terminable without penalty on 60 days’ written notice by a vote of a majority of the Funds’ outstanding voting securities or by a vote of a majority of the Directors or by the Adviser, and will automatically terminate in the event of assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

Prior to the Reorganization, the Funds had not commenced operations, so the Funds have not paid any advisory fees. For the three most recent fiscal years of the Predecessor Funds, the Predecessor Funds paid the Adviser advisory fees as follows:

Short Duration Income Predecessor Fund	Advisory Fees	Fees Waived and/or Expenses Reimbursed under Expense Limitation Undertaking

2023	$[_]	$[_]
2022	$209,903	$331,467
2021	$181,078	$278,066

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Short Duration High Yield Predecessor Fund	Advisory Fees	Fees Waived and/or Expenses Reimbursed under Expense Limitation Undertaking

2023	$[_]	$[_]
2022	$1,897,929	$173,132
2021	$1,812,958	$222,778

In connection with the investment by the Short Duration Predecessor Fund in AB Government Money Market Portfolio, the Adviser waived its management fee in the amount of $424, $775 and $[_], respectively, for the fiscal years ended October 31, 2021, October 31, 2022 and October 31, 2023. In connection with the investment by the Short Duration High Yield Predecessor Fund in AB Government Money Market Portfolio, the Adviser waived its management fee in the amount of $10,081, $7,738 and $[_], respectively, for the fiscal years ended September 30, 2021, September 30, 2022 and September 30, 2023.

The Adviser acts as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AB Active ETFs, Inc., AB Bond Fund, Inc., AB Cap Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Sustainable International Thematic Fund, Inc., AB Trust, AB Variable Products Series Fund, Inc., Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and The AB Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund and AllianceBernstein National Municipal Income Fund, Inc, all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the “AB Fund Complex”, while all of these investment companies, except Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc. and AB Multi-Manager Alternative Fund, are referred to collectively below as the “AB Funds”.

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Board of Directors Information

Certain information concerning the Funds’ Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INDEPENDENT DIRECTORS

Garry L. Moody,#,^ Chairman of the Board 71 (2024 – Short Duration) (2024 – Short Duration High Yield)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, from October 2019 through September 2023, where he also served as Chairman of the Governance Committee, from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the	77	None

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NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

	Audit Committees of such Funds from 2008 to February 2023.

Jorge A. Bermudez,# 72 (2024 – Short Duration) (2024 – Short Duration High Yield)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	77	Moody’s Corporation since April 2011

Michael J. Downey,# 79 (2024 – Short Duration) (2024 – Short Duration High Yield)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) prior to 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive	77	None

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NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.

Nancy P. Jacklin,# 75 (2024 – Short Duration) (2024 – Short Duration High Yield)

Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from August 2014 until August 2023.

		77	None

Jeanette W. Loeb,# 71 (2024 – Short Duration) (2024 – Short Duration High Yield)	Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of Apollo Investment Corp. (business development company) from	77	None

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NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

	August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.

Carol C. McMullen,# 68 (2024 – Short Duration) (2024 – Short Duration High Yield)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair since June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her	77	None

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NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such Funds since February 2023.

Marshall C. Turner, Jr.,# 82 (2024 – Short Duration) (2024 – Short Duration High Yield)	Private Investor since prior to 2019. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	77	None

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NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Onur Erzan,+ 48 (2024 – Short Duration) (2024 – Short Duration High Yield)

Senior Vice President of the Adviser++, Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021 and the AB ETFs as of May 5, 2022. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management and consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.

		77	None
________________________

*	The address for each of the Fund’s Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Funds’ Directors.
#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
+	Mr. Erzan is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Funds because of his affiliation with the Adviser.
++	The Adviser is an affiliate of the Funds.
^	Mr. Moody became Chairman of the Board effective January 1, 2023.
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The business and affairs of each Fund are overseen by the Board. Directors who are not “interested persons” of the Fund as defined in the 1940 Act, are referred to as “Independent Directors”, and Directors who are “interested persons” of the Fund are referred to as “Interested Directors”. Certain information concerning the Fund’s governance structure and each Director is set forth below.

Experience, Skills, Attributes and Qualifications of the Funds’ Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Board believes contributes to good governance for the Fund. In assessing diversity of experience, the Governance and Nominating Committee takes account of a candidate’s educational and professional background, but also the diversity of experience a candidate derives from race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background. Additional information concerning the Governance and Nominating Committee’s consideration of nominees appears in the description of the Committee below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as trustee or director of the Funds, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Funds’ independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Funds and other AB Funds as noted in the table above: Mr. Bermudez has extensive experience in the financial services industry, including risk management, from his service in various senior executive positions, including as Chief Risk Officer, of a large global financial services company, as a director and Audit Chair of a Federal

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Reserve Bank and a director of a large public company, and as Chairman or director or trustee of numerous non-profit organizations; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Erzan has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds and at a management consulting firm; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), as a financial services lawyer in private practice, and served as Chair of the Governance and Nominating Committees of the AB Funds from August 2014 until August 2023; Ms. Loeb has extensive experience in the financial services industry and in business more generally, including as a former executive and partner of a large global financial services company and as Chief Executive Officer of a private e-commerce company, a director and audit committee member of a large publicly traded business development company and former director of a fund of hedge funds, and a director or trustee of numerous non-profit organizations including the United Nations Development Corporation and New York City Center and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2023; Ms. McMullen has experience in talent management for a global technology consulting firm, serves on the advisory board of a privately held e-commerce company, has served as director of a variety of privately held firms and non-profit boards (including as director of one of the 10 largest healthcare systems in the U.S. and Chair of a top U.S. community hospital), has extensive asset management industry experience including as Director of Global Investment Research for a major fund company and President of Wealth Management for a regional bank and has served as Chair of the Audit Committees of the AB Funds since February 2023; Mr. Moody, a certified public accountant, has extensive experience in the asset management industry as a senior executive of a large fund complex and as Vice Chairman and U.S. and Global Investment Management Practice Managing Partner for a major accounting firm, and was previously a member of the Board of Governors of the Investment Company Institute, the leading association representing regulated funds, including mutual funds, exchange-traded funds and closed-end funds, and a member of the Governing Council of the Independent Directors Council, a group created by the Investment Company Institute that aims to advance the education, communication and policy positions of investment company independent directors and he is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023, served as Chairman of the Audit Committees of the AB Funds from 2008 through February 2023 and has served as a director or trustee of the AB Funds since 2008; and Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from February 2014 through December 2022.The disclosure herein of a director’s experience, qualifications, attributes and skills does not impose on such director any duties, obligations or liability that are greater than the duties, obligations, and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. The Board is responsible for oversight of that Fund. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis.

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The Board is responsible for overseeing the Adviser and the Fund’s other service providers in the operations of that Fund in accordance with the Fund’s investment objective and policies and otherwise in accordance with its Prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund’s charter and bylaws. The Board meets at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees – the Audit, Governance and Nominating and Independent Directors Committees – and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of the Board. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that a Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to a Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of a Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk

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management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, the Adviser’s internal legal counsel, the Adviser’s Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser’s risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

Not all risks that may affect a Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors a Fund’s ability to manage risk is subject to substantial limitations.

Board Committees. The Funds’ Board has three standing committees – an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating and Independent Directors Committees are identified above.

The function of the Audit Committee is to assist the Board in its oversight of each Fund’s accounting and financial reporting policies and practices. The Audit Committee of the Funds has not yet met.

The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee of the Funds has not yet met.

The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director’s ability to perform his or her duties. The Committee may consider candidates for nomination as Directors submitted by the Funds’ current Board members, officers, the Adviser, shareholders and other appropriate sources.

Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund’s common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for

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consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail their proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an “interested person” of the Funds (as defined in the 1940 Act) and, if believed not to be an “interested person”, information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the shareholder’s consent to be named as such by the Funds; (v) the class or series and number of all shares of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds’ record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. “Associated person of the shareholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of

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such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Funds, and the candidate’s ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of the Funds met October 31-November 2, 2023 to approve the Advisory and Distribution Services Agreements for the Funds.

The dollar range of each Funds’ securities owned by each Director, the dollar range of each Predecessor Funds’ securities owned by each Director and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Director are set forth below.

Name of Director	Short Duration As of [____], 2023	Short Duration High Yield As of [___], 2023
Jorge A. Bermudez	None	None
Michael J. Downey	None	None
Onur Erzan	None	None
Nancy P. Jacklin	None	None
Jeanette W. Loeb	None	None
Carol C. McMullen	None	None
Garry L. Moody	None	None
Marshall C. Turner, Jr.	None	None

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Name of Director	Short Duration Predecessor Fund As of December 31, 2023	Short Duration High Yield Predecessor Fund As of December 31, 2023
Jorge A. Bermudez	[_]	[_]
Michael J. Downey	[_]	[_]
Onur Erzan	[_]	[_]
Nancy P. Jacklin	[_]	[_]
Jeanette W. Loeb	[_]	[_]
Carol C. McMullen	[_]	[_]
Garry L. Moody	[_]	[_]
Marshall C. Turner, Jr.	[_]	[_]

Name of Director	Aggregate Dollar Range ofEquity Securities in the AB Fund Complex As of [December 31, 2023]
Jorge A. Bermudez	Over $100,000
Michael J. Downey	Over $100,000
Onur Erzan	Over $100,000
Nancy P. Jacklin	Over $100,000
Jeanette W. Loeb	Over $100,000
Carol C. McMullen	Over $100,000
Garry L. Moody	Over $100,000
Marshall C. Turner, Jr.	Over $100,000

Officer Information

Certain information concerning each Fund’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan, 48	President and Chief Executive Officer	See biography above.

Nancy E. Hay, 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2019 and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**.

Michael B. Reyes, 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2019.

Stephen M. Woetzel, 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2019.

Jennifer Friedland, 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds

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NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC prior to 2019.

Phyllis J. Clarke, 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.

Short Duration

Scott A. DiMaggio, 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Co-Head of Fixed-Income.

Gershon M. Distenfeld, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Co-Head of Fixed-Income.

Fahd Malik, 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019.

Matthew S. Sheridan, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Director of US Multi-Sector Fixed Income.

William Smith, 36	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is Director of US High Yield Credit.

Short Duration High Yield

Gershon M. Distenfeld, 47	Vice President	See above.

Robert Schwartz, 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019.

William Smith, 36	Vice President	See above.

___________________

*	The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.
**	The Adviser, ABI and ABIS are affiliates of each Fund.

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The Funds do not pay any fees to, or reimburse expenses of, their Directors who are considered “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. The estimated aggregate compensation paid to each of the Directors for the Funds’ current fiscal year, the aggregate compensation paid to each of the Directors during calendar year 2022 by the AB Fund Complex, and the total number of registered investment companies (and separate investment portfolios within the companies) in the AB Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Funds nor any other fund in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AB Fund Complex.

Name of Director	Estimated Aggregate Compensation from Short Duration	Estimated Aggregate Compensation from Short Duration High Yield
Jorge A. Bermudez	$[_]	$[_]
Michael J. Downey	$[_]	$[_]
Onur Erzan	$0	$0
Nancy P. Jacklin	$[_]	$[_]
Jeanette W. Loeb	$[_]	$[_]
Carol C. McMullen	$[_]	$[_]
Garry L. Moody	$[_]	$[_]
Marshall C. Turner, Jr.	$[_]	$[_]

Name of Director	Total Compensation from the AB Fund Complex, including the Funds	Total Number of Registered Investment Companies in the AB Fund Complex, including the Funds, as to which the Director is a Director or Trustee	Total Number of Investment Portfolios within the AB Fund Complex, including the Funds, as to which the Director is a Director or Trustee
Jorge A. Bermudez	$330,000	28	77
Michael J. Downey	$330,000	28	77
Onur Erzan	$ 0	28	77
Nancy P. Jacklin	$379,500	28	77
Jeanette W. Loeb	$330,000	28	77
Carol C. McMullen	$330,000	28	77
Garry L. Moody	$396,000	28	77
Marshall C. Turner, Jr.	$478,500	28	77

As of [____], 2024, the Directors and officers of each Fund as a group owned less than 1% of the shares of each Fund. As of [____], 2024, the Directors and officers of each Predecessor Fund as a group owned less than 1% of the shares of each Predecessor Fund.

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Additional Information About the Funds’ Portfolio Managers

SHORT DURATION

The management of, and investment decisions for, the Fund’s portfolio are made by [Short Duration Income Investment Team]. Scott A. DiMaggio, Gershon M. Distenfeld, Fahd Malik, Matthew S. Sheridan and William Smith are the investment professionals1 with the most significant responsibility for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

As of [____], 2024, the Fund’s portfolio managers owned none of the Fund’s equity securities directly or beneficially. The dollar ranges of the Predecessor Fund’s equity securities owned directly or beneficially by the Predecessor Fund’s portfolio managers as of [_____], 2024 are set forth below:
DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Scott A. DiMaggio	[_]
Gershon M. Distenfeld	[_]
Fahd Malik	[_]
Matthew S. Sheridan	[_]
William Smith	[_]

As of [____], 2024, employees of the Adviser had approximately $[____] invested in shares of all AB Mutual Funds and ETFs (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of [____], 2024.

_________________

1	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

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REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Scott A. DiMaggio	[_]	$[_]	[_]	$[_]
Gershon M. Distenfeld	[_]	$[_]	[_]	$[_]
Fahd Malik	[_]	$[_]	[_]	$[_]
Matthew S. Sheridan	[_]	$[_]	[_]	$[_]
William Smith	[_]	$[_]	[_]	$[_]

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Scott A. DiMaggio	[_]	$[_]	[_]	$[_]
Gershon M. Distenfeld	[_]	$[_]	[_]	$[_]
Fahd Malik	[_]	$[_]	[_]	$[_]
Matthew S. Sheridan	[_]	$[_]	[_]	$[_]
William Smith	[_]	$[_]	[_]	$[_]

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Scott A. DiMaggio	[_]	$[_]	[_]	$[_]
Gershon M. Distenfeld	[_]	$[_]	[_]	$[_]
Fahd Malik	[_]	$[_]	[_]	$[_]
Matthew S. Sheridan	[_]	$[_]	[_]	$[_]
William Smith	[_]	$[_]	[_]	$[_]

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SHORT DURATION HIGH YIELD

The management of, and investment decisions for, the Fund’s portfolio are made by the [Short Duration High Yield Investment Team]. Gershon M. Distenfeld, Robert Schwartz and William Smith are the investment professionals2 with the most significant responsibility for the day-to-day management of the Fund’s portfolio. For additional information about the portfolio management of the Fund, see “Management of the Funds – Portfolio Managers” in the Fund’s Prospectus.

As of [____], 2024, the Fund’s portfolio managers owned none of the Fund’s equity securities directly or beneficially. The dollar ranges of the Predecessor Fund’s equity securities owned directly or beneficially by the Predecessor Fund’s portfolio managers as of [_____], 2024 are set forth below.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Gershon M. Distenfeld	[_]
Robert Schwartz	[_]
William Smith	[_]

As of [___], 2024, employees of the Adviser had approximately $[___] invested in shares of all AB Mutual Funds and ETFs (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of [___], 2024.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Gershon M. Distenfeld	[_]	$[_]	[_]	$[_]
Robert Schwartz	[_]	$[_]	[_]	$[_]
William Smith	[_]	$[_]	[_]	$[_]

__________________

2	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

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OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Gershon M. Distenfeld	[_]	$[_]	[_]	$[_]
Robert Schwartz	[_]	$[_]	[_]	$[_]
William Smith	[_]	$[_]	[_]	$[_]

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Gershon M. Distenfeld	[_]	$[_]	[_]	$[_]
Robert Schwartz	[_]	$[_]	[_]	$[_]
William Smith	[_]	$[_]	[_]	$[_]

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds and ETFs, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal

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accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities and Order Aggregation. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients, subject to the exceptions noted below. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities (including IPOs) may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. Additional information about the Adviser’s policy relating to the allocation of investment opportunities may be found in the Adviser’s Form ADV, which is updated from time to time.

Generally, all orders in the same security are aggregated in each trading system by the Adviser to facilitate best execution and to reduce overall trading costs. Executions for aggregated orders with the same executing broker are combined to determine one average price.

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The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time. When the liquidity in a market is not sufficient to fill all client orders, the Adviser may give priority to certain orders over others. This prioritization is based on objective factors driving the order. Under such circumstances, the Adviser aggregates orders by these factors and subjects each aggregated order to the trade allocation algorithms discussed above. The factors used, in order of priority, are (1) correction of guideline breaches; (2) avoidance of guideline breaches; (3) investing significant new funding and completing tax strategy implementations; (4) investing in services that focus on specific financial instruments or market sectors; (5) avoidance of tracking error on the service/product level; and (6) portfolio rebalancing and optimization. Separate orders with the same priority may be traded using a rotational process that is fair and objective.

The Adviser may not require orders in the same security from different managers to be aggregated where one manager’s investment strategy requires rapid trade execution, provided the Adviser believes that disaggregation will not materially impact other client orders. Certain other clients of the Adviser have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the quantity of securities available at a particular price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions are averaged as to price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. The Adviser is conscious of these potential conflicts. When the Adviser is providing fiduciary services, the goal of the Adviser’s policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in

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the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Funds’ Prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

EXPENSES OF THE FUNDS

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Funds under the Administration Agreement, Custody Agreement and Transfer Agency and Services Agreement, respectively. State Street’s principal address is One Congress Street, Suite 1, Boston, MA 02114. Pursuant to the Administration Agreement with the Company, State Street provides necessary administrative, legal, tax and

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accounting and financial reporting services for the maintenance and operations of the Company and the Funds. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Custody Agreement with the Company, State Street maintains, in separate accounts, cash, securities and other assets of the Company and the Funds, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Company, to deliver securities held by State Street and to make payments for securities purchased by the Company for the Funds. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Transfer Agency and Services Agreement with the Company, State Street acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Company. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are paid monthly by the Adviser from its management fee.

Distribution Services Agreement

Each Fund has entered into a distribution services agreement (the “Distribution Services Agreement”) with Foreside Fund Services, LLC (“Foreside” or the “Distributor”), the Fund’s principal underwriter. Under the Distribution Services Agreement, the Distributor uses all reasonable efforts, consistent with its other business, to secure purchases for the Funds’ shares. The Company shall bear any costs associated with printing Prospectuses, Statements of Additional Information and all other such materials. Under the Distribution Services Agreement, each Fund has agreed to indemnify Foreside, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

The Adviser, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC, makes payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

The Directors approved the Distribution Services Agreement for an initial one-year term at their meetings on October 31-November 2, 2023. After the initial term, the Distribution Services Agreement continues in effect with respect to each Fund and shares thereof for successive one-year periods provided that each such continuance is specifically approved at least annually by a majority of the Directors of the Fund, including a majority of Independent Directors who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Distribution Services Agreement or in any agreements related to the Distribution Services Agreement, cast in person at a meeting called for the purpose of voting on the Distribution Services Agreement.

All material amendments to the Distribution Services Agreement will become effective only upon approval as provided in the preceding paragraph. The Distribution Services Agreement may be terminated without penalty at any time, as to each Fund, (a) by a majority vote of the holders of the Fund’s outstanding voting securities, or by a majority vote of the Independent Directors or (b) by the Distributor. To terminate the Distribution Services Agreement, any party must give the other parties 60 days’ written notice. The Distribution Services Agreement will terminate automatically in the event of its assignment.

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Rule 12b-1 Plan

The Funds have adopted a Rule 12b-1 Distribution Plan that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the “Plan”). Currently, no payments are authorized under the Plan. In approving the Plan, the Directors of each Fund determined that there was a reasonable likelihood that the Plan would benefit the Funds and its shareholders. The maximum amount permitted to be expended by any Fund pursuant to the Plan is 0.25% of average daily net assets of a Portfolio.

The Directors approved the Plan for an initial one-year term at their meetings on October 31-November 2, 2023. After the initial term, the Plan continues in effect with respect to each Fund and shares thereof for successive one-year periods provided that each such continuance is specifically approved at least annually by a majority of the Directors of the Fund, including a majority of Independent Directors who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

In the event that the Plan is terminated by either party or not continued with respect to Fund shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to a distributor under the Plan with respect to Fund shares and (ii) accrued amounts shall be calculated and paid to the service provider.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The following information supplements that set forth in your Prospectus under the heading “Investing in the Funds”.

General

The Company issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to a transaction fee, if applicable), at their NAV per share next determined after receipt, of an order in proper form on any Business Day in accordance with the Authorized Participant Agreement (“AP Agreement”). The NAV per share of the Funds is calculated each Business Day as of the scheduled close of regular trading on the Exchange, generally, 4:00 p.m. Eastern Time. A “Business Day” with respect to a Fund is any day on which the Exchange is open for business. A Creation Unit is normally [____] shares in the case of Short Duration, [____] shares in the case of Short Duration High Yield. The Company does not issue fractional shares.

Creation and Redemption Transaction Fees

A transaction fee is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. In connection with the purchaser or redemption of Creation Units, an Authorized Participant will be required to pay a

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fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, of up to $250 on a given day regardless of the number of Creation Units created or redeemed on that day by that Authorized Participant. An additional charge or a variable charge will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. Specifically, the Fund may charge an additional variable fee for creations and redemptions in cash of up to 3% of the amount of a creation transaction and of up to 2% of the amount of a redemption transaction to offset brokerage, transaction and other expenses associated with the cash transaction. These maximum percentages apply to the combined fixed and variable transaction fees. Each Fund may adjust the transaction fee from time to time, and a Fund may waive all or a portion of the applicable transaction fee with respect to a particular Creation Unit transaction. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the securities received on redemption from the Company to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services by such broker or intermediary.

Book Entry Only System

The Depository Trust Company (“DTC”) acts as securities depositary for the shares. Shares of a Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and the Financial Industry Regulatory Authority (“FINRA”). Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The Company recognizes DTC or its nominee as the record owner of all Company shares for all purposes. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such

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Beneficial Owner holds its interest to exercise any rights of a holder of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows: Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company, upon request and for a fee to be charged to the Company, a listing of the Company shares held by each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Company has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the shares at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Company makes other arrangements with respect thereto satisfactory to the Exchange.

Continuous Offering

The method by which Creation Units are issued may raise certain issues under applicable securities laws. Because new Creation Units are issued by a Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that, depending on the circumstances, some activities on their part may result in their being deemed participants in a distribution in a manner that could

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render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into constituent shares and sells such shares directly to customers or if an investor chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for such shares. A determination of whether a person is an underwriter for purposes of the Securities Act depends upon all of the facts and circumstances pertaining to the person’s activities in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a person being deemed to be an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of a Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Portfolio Deposit

The consideration for a purchase of Creation Units generally consists of the in-kind deposit of designated portfolio securities (the Deposit Securities) and the Cash Component. The Company reserve the right, at any time, to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security.

If a Fund requires Deposit Securities in consideration for purchasing a Creation Unit, the portfolio of securities required may differ from the portfolio of securities the Fund will deliver upon redemption of Fund shares.

The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. If a Fund requires Deposit Securities and a Cash Component in consideration for purchasing a Creation Unit, the function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component would be an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the aggregate market value of the Deposit Securities. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative

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number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will be entitled to receive an amount equal to the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

The Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day), as well as information regarding the Cash Component for a Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced Portfolio Deposit composition is made available. Each Fund reserves the right to accept a basket of securities that differs from the Fund’s Portfolio Deposit with respect to a given Business Day.

Procedures for Creation of Creation Units

To be eligible to place orders with the Transfer Agent or Distributor to purchase Creation Units of a Fund, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, the entity or person must have executed an agreement with the Distributor (as it may be amended from time to time in accordance with its terms) (“Authorized Participant Agreement” or “AP Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” All Creation Units of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant. Each Authorized Participant agrees, pursuant to the terms of the AP Agreement, on behalf of itself or any other investor on whose behalf it will act, to conditions included in the AP Agreement, including that it will pay to the Company the amount of cash sufficient to pay the Cash Component, it will pay the transaction fee and it will be pay other applicable fees and taxes. Purchasers of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company.

Except as described below, and in all cases subject to the terms of the applicable Participant Agreement, all orders to purchase Creation Units, whether through the NSCC Clearing Process or outside the NSCC Clearing Process through DTC or otherwise, must be received by the Transfer Agent or Distributor no later than the closing time of the regular trading session on the Exchange (“Closing Time”) (ordinarily 4:00 p.m. Eastern time or, for Custom Orders (discussed below), such earlier time set forth in the Participant Agreement or the Authorized Participant Procedures Handbook), in each case on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of a Fund as next-determined. A “Custom Order” may be placed by an Authorized Participant in the event that the Fund accepts a basket or securities or cash that differs from the published Deposit Securities. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other

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transmission method acceptable to the Transfer Agent or Distributor pursuant to procedures set forth in the AP Agreement or Authorized Participant Procedures Handbook. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Only Authorized Participants may place orders to purchase Creation Units of Fund shares. Investor orders to purchase Creation Units of a Fund shall be placed with an Authorized Participant in the form required by such Authorized Participant. Investors should be aware that their particular broker may not have executed an AP Agreement, and that, therefore, orders to purchase Creation Units of a Fund may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed an AP Agreement. At any given time there may be only a limited number of broker-dealers that have executed an AP Agreement with the Company. Those placing orders to purchase Creation Units of the Fund through the NSCC Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent or Distributor prior to the Closing Time on the Transmittal Date.

Creation orders for Creation Units of a Fund may be purchased in advance of receipt by the Company of all or a portion of the applicable Deposit Securities as described below (“Advance Order”). The initial deposit with respect to an Advance Order will have a value greater than the NAV of the shares on the date the creation order is placed in proper form because, in addition to available Deposit Securities, the Participating Party or DTC Participant must deliver the Cash Component, plus additional cash equal to at least 105% of the marked-to-market value of the non-delivered Deposit Securities (the “Additional Cash Deposit”). To the extent that non-delivered Deposit Securities are not received by the specified time on the settlement date, or in the event a marked-to market payment is not made within one Business Day following notification by the Custodian that such a payment is required, the Fund may use the cash on deposit to purchase the non-delivered Deposit Securities. The Authorized Participant will be liable to the Fund for the costs incurred by the Fund in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the non-delivered Deposit Securities exceeds the market value of such non-delivered Deposit Securities on the transmittal date plus the brokerage and related transaction costs, if any, associated with such purchases. In an Advance Order, the Authorized Participant remains obligated to the Fund for the full Portfolio Deposit including for any shortfall between the cost to the Fund of purchasing any non-delivered Deposit Securities and the value of collateral posted as the Additional Cash Deposit. The Company will have no liability for any such shortfall. The Fund will return any unused portion of the Additional Cash Deposit with respect to an Advance Order once all of the non-delivered Deposit Securities have been properly received by the Custodian or purchased by the Fund and deposited on behalf of the Fund. In addition, a transaction fee will be charged in all cases.

If an Authorized Participant determines to post an Additional Cash Deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with the Custodian the appropriate amount of federal funds by 10:00 a.m. New York, (or such other time as specified by the Company) on the date of requested settlement. If the Custodian does not receive the Additional Cash Deposit in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to a Fund for losses,

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if any, resulting therefrom.

In the case of cash creations, Advance Orders or where the Fund permits an Authorized Participant to substitute cash in lieu of depositing a portion of the Deposit Securities, an additional variable charge may be assessed to compensate a Fund for the costs associated with purchasing the applicable securities. (See “Portfolio Deposit” and “Transaction Fees”.) For such orders, the Fund expects to purchase in the secondary market or otherwise gain exposure to the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). When the Fund makes Market Purchases, the Authorized Participant may be required to reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash amount delivered as part of the Portfolio Deposit (as adjusted, for cash creations, Advance Orders (including the Additional Cash Amount or cash-in-lieu creations), applicable registration fees, brokerage commissions, other transaction expenses, and certain taxes). The additional variable charge may be capped or otherwise limited, at the Adviser’s discretion. The Adviser may adjust the variable transaction fee to the extent the composition of the Portfolio Deposit is altered to protect existing shareholders. Costs incurred in excess of any additional variable charge will be borne by a Fund.

Orders for the purchase of Creation Units that are effected outside the NSCC Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the NSCC Clearing Process. Those persons placing orders outside the NSCC Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using NSCC Clearing Process

Portfolio Deposits created through the NSCC Clearing Process, if available, must be delivered through a Participating Party that has executed an AP Agreement.

The AP Agreement authorizes the Transfer Agent to transmit to the NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Transfer Agent to the NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner by the second (2nd) business day (“T+2” basis)) and the Cash Component to the Company, together with such additional information as may be required by the Distributor. Each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 if necessary or appropriate under the circumstances and compliant with applicable law. An order to purchase Creation Units of a Fund through the NSCC Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

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Placement of Creation Orders Outside NSCC Clearing Process — Domestic Funds

Portfolio Deposits created outside the NSCC Clearing Process must be delivered through a DTC Participant that has executed an AP Agreement. A DTC Participant who wishes to place an order to purchase Creation Units of a Fund to be effected outside the NSCC Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the NSCC Clearing Process and that the purchase of Creation Units will instead be effected through a transfer of securities and cash. The Portfolio Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Company on behalf of a Fund by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Company, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve wire system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to purchase Creation Units of a Fund outside the NSCC Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the AP Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order may be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Portfolio Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Distributor. Each Fund reserves the right to settle Creation Unit transactions on a basis other T+2 if necessary or appropriate under the circumstances and compliant with applicable law.

Additional transaction fees may be imposed with respect to transactions effected outside the NSCC Clearing Process (through a DTC Participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to purchase Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside NSCC Clearing Process — Foreign Funds

The Transfer Agent will inform the Adviser and the Custodian upon receipt of a creation order. The Custodian will then provide such information to the appropriate sub-custodian. For each Fund, the Custodian will cause the sub-custodian of such Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Fund must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

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Once the Distributor has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.

Creation Units will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has delivered to the account of the relevant sub-custodian, the Distributor and the Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

Acceptance of Creation Orders

The Company and the Distributor reserve the right to reject or revoke acceptance of a creation order transmitted to it in respect of a Fund, so long as the rejection or revocation does not result in a complete suspension of sales of creation units of a Fund in violation of Rule 6c-11 and SEC interpretations thereof. For example, a Fund may reject or revoke acceptance of a creation unit order if (a) the order is not in proper form; (b) the purchaser or group of related purchasers, upon obtaining the Creation Units of shares, would own 80% or more of the outstanding shares of such Fund; (c) the Portfolio Deposit as delivered is not as disseminated through the facilities of the NSCC for that date and a custom basket has not been previously agreed; (d) the acceptance of the Portfolio Deposit would, in the opinion of the Fund, be unlawful, as in the case of a purchaser who was banned from trading in securities; or (e) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units of shares for all practical purposes. Examples of such circumstances include: acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outage resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; events preventing the transfer of securities or cash (including sanctions); systems failures involving computer or other information systems affecting the Funds, the Adviser, any sub-adviser, the Transfer Agent, the Custodian, the Distributor, DTC, NSCC or any other participant in the purchase process; and similar extraordinary events. The Transfer Agent will notify the Authorized Participant, acting for itself or on behalf of a prospective creator, of its rejection of the order. None of the Company, the Custodian, any sub-custodian, the Transfer Agent or the Distributor are under any duty, however, to notify Authorized Participants of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability to Authorized Participants for failing to give any such notification. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the Company’s determination shall be final and binding.

Creation Transaction Fee

A fixed Creation Unit transaction fee of up to $250 is imposed on each Creation Unit transaction from a Participating Party or a DTC Participant on a given Business Day,

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regardless of the number of Creation Units purchased in the transaction. For transactions outside the NSCC Clearing Process, the fixed Creation Unit transaction fee is up to four times the normal fee.  In addition, a variable transaction fee will be imposed on non-standard orders or for whole or partial cash creations, Advance Orders, transactions involving cash-in-lieu creations, or for creations outside the NSCC Clearing Process. The maximum transaction fee for creations is 3% (fixed and variable) and the maximum transaction fee for redemptions is 2% (fixed and variable). A Fund may waive any portion of a transaction fee at any time.

Redemption of Creation Units

Shares may be redeemed from a Fund only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Transfer Agent or Distributor, only on a Business Day and only through an Authorized Participant. The Company will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public (secondary) trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit. See with respect to each Fund, the section entitled “Summary Information — Principal Risks” and “Additional Information About the Funds’ Strategies, Risks and Investments” in the Funds’ Prospectus.

The Adviser, through the NSCC, makes available on each Business Day prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the identity of a Fund’s securities and/or an amount of cash that will be delivered in exchange for a redemption request received in proper form (as defined below) on that day (subject to possible amendment, correction or modification based on the particular securities). The securities a Fund delivers upon redemption (“Redemption Securities”) may not be identical to Deposit Securities that are applicable to purchases of Creation Units.

An Authorized Participant submitting a redemption request is deemed to represent to the Company that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Fund shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Fund shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Fund shares to the Company for redemption. The Company reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity (25% or more of a Fund’s outstanding shares) and/or short interest (short interest equal to or greater than 100% of a Fund’s outstanding shares). If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Company, the redemption request will not be considered to have been received in proper form and may be rejected by the Company.

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Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit generally consist of Redemption Securities as announced on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Securities (the “Cash Redemption Amount”), less the redemption transaction fee and variable transaction fees as described below. A Fund may substitute another security or a “cash in lieu” amount for any Redemption Security that cannot be delivered to a redeeming Authorized Participant. An Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A and will receive cash instead. Should the Redemption Securities have a value greater than the NAV of the shares being redeemed, a compensating cash payment equal to the differential plus the applicable redemption transaction fee will be required to be paid to the Fund by the Authorized Participant. The Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Redemption Securities.

Redemption Transaction Fee

The fixed redemption transaction fee is the same no matter how many Creation Units are being redeemed by an Authorized Participant pursuant to any one redemption request on a given Business Day. An additional variable fee will be charged with respect to cash redemptions or redemptions outside of the NSCC Clearing Process. The maximum redemption fee (fixed and variable) is 2% of the values of the Creation Units redeemed.

An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund) may also be imposed to compensate each applicable Fund for the costs associated with selling the applicable securities in order to satisfy redemption requests. When a redemption order cannot be satisfied solely by the in-kind transfer of securities, the Fund expects to sell, in the secondary market, the portfolio securities or settle any financial instruments pursuant to local law or market convention, or for other reasons (“Market Sales”). When the Fund makes Market Sales in connection with a redemption order, the Authorized Participant may be required to reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Fund and the cash in lieu amount, applicable registration fees, brokerage commissions, other transaction expenses, and certain taxes (“Transaction Costs”). The Adviser may adjust the additional variable transaction fee to the extent the composition of the Redemption Securities changes or when cash in lieu is added to the Cash Component to protect existing shareholders.

In no event will transaction fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit being redeemed. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services by such broker or intermediary. To the extent a Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance.

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Placement of Redemption Orders Using NSCC Clearing Process

Orders to redeem Creation Units of a Fund through the NSCC Clearing Process, if available, must be delivered through a Participating Party that has executed the AP Agreement. An order to redeem Creation Units of a Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent or Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date (or, for Custom Orders, such earlier time set forth in the AP Agreement or the Authorized Participant Procedures Handbook); and (ii) all other procedures set forth in the AP Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units of the Fund using the NSCC Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time (or, for certain Custom Orders, such earlier time set forth in the AP Agreement or the Authorized Participant Procedures Handbook), will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Redemption Securities (or contracts to purchase such Redemption Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the second (2nd) Business Day following the date on which such request for redemption is deemed received. Each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 if necessary or appropriate under the circumstances and compliant with applicable law.

Placement of Redemption Orders Outside NSCC Clearing Process — Domestic Funds

Orders to redeem Creation Units of a Fund outside the NSCC Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the NSCC Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of a Fund outside the Clearing Process is deemed received by the Transfer Agent or Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date (or, for certain Custom Orders, such earlier time disclosed in the Participant Agreement); (ii) such order is preceded or accompanied by the requisite number of shares of Creation Units specified in such order, which delivery must be made through DTC to the Transfer Agent no later than 11:00 a.m. Eastern time, on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Transfer Agent or Distributor has deemed an order for redemption outside the NSCC Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Redemption Securities (or contracts to purchase such Redemption Securities) which are expected to be delivered within two Business Days and the cash redemption payment to the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent. Each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 if necessary or appropriate under the circumstances and compliant with applicable law. An

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additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the NSCC Clearing Process.

To the extent contemplated by the AP Agreement, if an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s Transfer Agent, the Transfer Agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) of at least 105%, which the Company may change from time to time, of the value of the missing shares.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The AP Agreement will permit the Company, on behalf of the Fund, to purchase the missing shares in the secondary market at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such shares and the value of the collateral.

Placement of Redemption Orders Outside NSCC Clearing Process — Foreign Funds

Arrangements satisfactory to the Company must be in place for a Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of shares in exchange for Redemption Securities will be subject to compliance with applicable U.S. federal and state securities laws and a Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws, or for any other reason, in the Fund’s discretion.

In connection with taking delivery of shares for Redemption Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded, to which account such Redemption Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdictions, the Company may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

Deliveries of redemption proceeds generally will be made within two Business Days. Due to the schedule of holidays in certain countries or for other reasons, however, the

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delivery of redemption proceeds may take longer than two Business Days after the Business Day on which the redemption request is received in proper form. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle, with respect to the affected Fund Redemption Securities, may be extended by the number of such intervening holidays. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. The timing of settlement may also be affected by the proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices. To the extent the Redemption Securities include securities that trade on days that the Exchange is closed or on days that are not Business Days for the Funds, it is possible that an Authorized Participant or other Participating Party may not be able to redeem their shares of a Fund on days when the NAV of a Fund could be significantly affected by events in the relevant non-U.S. markets.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the “Investing in the Funds” section of the Prospectus. The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

The shares of each Fund will be listed for trading on the Exchange. The shares trade on the Exchange at prices that may differ to some degree from NAV. The price difference may be greater for the Fund than for traditional ETFs that disclose their full portfolio holdings on a daily basis. See “Share Prices” section. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Funds will continue to be met.

The Exchange may consider the suspension of trading and will commence delisting proceedings under any of the following circumstances: (i) if any of the continued listing requirements are not continuously maintained, (ii) if a Fund’s portfolio holdings is not made available to all market participants at the same time; (iii) if following the initial twelve-month period after commencement of trading on the Exchange, there are fewer than 50 beneficial holders of the shares of a Fund, (iv) if the Exchange is notified that a Fund is not in compliance with the conditions of any currently applicable exemptive order or no-action relief granted by the SEC, (v) if any statements or representations regarding the description of the portfolio, limitations on portfolio holdings or the applicability of Exchange listing rules is not continuously maintained, or (vi) if such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the shares of a Fund from listing and trading upon termination of a Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker-dealer, you will incur a brokerage commission determined by that broker-dealer.

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The Funds reserve the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund or an investor’s equity interest in a Fund.

The base and trading currencies of each Fund is the U.S. dollar. The base currency is the currency in which a Fund’s NAV per share is calculated and the trading currency is the currency in which shares of a Fund are listed and traded on the Exchange.

Additional Payments to Brokers, Dealers and Other Financial Intermediaries

The Adviser and its affiliates, at their own expense, provide additional payments to brokers, dealers or other financial intermediaries and service providers for distribution, marketing, promotional, educational and other services. These payments are often referred to as “revenue sharing” payments and are in addition to the commissions paid to or charged by intermediaries at the time of sale of Fund shares. These sums may include payments for distribution analytical data regarding sales by financial advisors and to reimburse directly or indirectly the costs incurred by firms and/or their employees in connection with educational seminars and training efforts about the Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

In some circumstances, these payments may relate to information provided by brokers, dealers and financial intermediaries about investors in a Fund. In other circumstances, these payments may relate to intermediaries making Fund shares available to their clients, including through technology platforms, “preferred fund” programs, reduced commission programs or to defray or reduce a portion of “ticket” or other transactional charges imposed by a financial intermediary.

Often, the purpose of these revenue sharing payments is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Funds so that they can provide suitable information and advice about the Funds and related investor services.

These types of payments may be viewed as an incentive for a broker, dealer or financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. You should ask your dealer or financial intermediary for more details about any such payments it receives.

The Funds may use brokers and dealers that are also Authorized Participants to effectuate portfolio transactions. The Funds do not consider Authorized Participants’ activities as a factor when selecting brokers or dealers to effect portfolio transactions.

The Adviser or an affiliate may pay fees to an exchange as part of a program to provide compensation to market makers for liquidity and secondary market support services. These fees are provided to market makers that meet certain liquidity and other market quality

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standards with respect to a Fund. These fees are subject to approval by the SEC and are not paid by a Fund.

SHAREHOLDER SERVICES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Funds”.

Statements and Reports

Each Fund will transmit to shareholders its semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund’s independent registered public accounting firm, [________], [_________]. In addition, shareholders also receive a confirmation of each purchase and redemption.

NET ASSET VALUE

The NAV of each Fund is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. A Fund’s per share NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the total number of its shares then outstanding.

The following describes the typical methods for valuing investments commonly held by the Funds:

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with applicable rules under the 1940 Act and the Fund’s pricing policies and procedures.

Pursuant to Rule 2a-5 under the 1940 Act, the Fund’s Board has designated the Adviser as the valuation designee with responsibility for performing all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. The Adviser has established a valuation committee of senior officers and employees to fulfill its responsibilities as the Fund’s valuation designee, which operates under policies and procedures approved by the Fund’s Board, to value the Fund’s assets.

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Equity securities listed on the Exchange or another national exchange (other than securities listed on the NASDAQ), are valued at their last sale prices reflected on the consolidated tape at the close of the exchange. Securities listed and trading on the NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on the relevant business day, closing prices provided by the exchange, last trade prices from other exchanges, other trade prices available or fair value methodology may be used to value the securities. OTC equity securities trading on “Pink Sheets” are valued at the mid-level between current bid and asked prices. If mid-prices are not available, securities will be valued at bid prices.

Foreign markets normally close earlier in the day than U.S. markets. The Funds generally determine the value of a security that is primarily traded on a non-U.S. exchange as of the close of trading on that exchange. The value of that security is then converted to its U.S. dollar equivalent at the foreign exchange rate in effect at 4:00 p.m., London time, on the day the value of the security is determined.

Fixed-income instruments are typically valued on the basis of bid prices provided by an approved pricing service when the Adviser reasonably believes that such prices reflect the fair value of the instruments. The market convention may be to use the mid-price between bid and offer in certain markets, and fixed-income instruments may be valued on the basis of the mid-prices when such prices reflect the convention of the particular markets. If the Adviser determines that an appropriate pricing vendor does not exist for a fixed-income instrument, the Adviser may use broker quotations consistent with the manner in which the instruments are quoted and traded, or another valuation methodology deemed reasonable by the Adviser.

The fair value of listed derivatives and OTC derivatives are determined with market quotations, settlement prices, or market models with inputs sourced from market data providers. Fair value is determined based on the terms of the instruments and with inputs as of the valuation date. Indicative broker quotations and/or values provided by counterparties may be used if an OTC instrument is not easily modeled and pricing vendors are not able to price the instrument.

When making a fair value determination, the Adviser may take into account any factors it deems appropriate. The Adviser may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market prices are not readily available or deemed unreliable (including restricted securities). Factors considered in fair value pricing may include, but are not limited to, information obtained by

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contacting the issuer or analysts, or by analysis of the issuers’ financial statements. The Funds may value their securities using fair value prices based on independent pricing services.

The Funds may use fair value pricing for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim. The Adviser monitors for significant events following the close of trading in foreign markets.

The Funds’ Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets; or (3) for the protection of shareholders, if the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

For purposes of determining a Fund’s NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar as provided by a third-party pricing service on the valuation date. If such quotations are not available as of 4:00 p.m., London time, the rate of exchange will be determined by the Adviser subject to the oversight of the Board.

DIVIDENDS, DISTRIBUTIONS AND TAXES

U.S. Federal Income Taxation of Dividends and Distributions

General. Each Fund intends for each taxable year to qualify to be taxed as a “regulated investment company” under the Code. To so qualify, a Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures contracts or forward currency exchange contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain “qualified publicly traded partnerships”; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund’s assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Fund’s investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), securities (other than securities of other regulated investment

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companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more “qualified publicly traded partnerships”.

If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

It is the present policy of each Fund to distribute to shareholders all net investment income monthly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

Each Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year, (ii) 98.2% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or, if later during the calendar year, the last day of the Fund’s taxable year (i.e., November 30 or December 31) if the Fund is permitted to so elect and so elects, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by a Fund and assume that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions. Each Fund intends to make timely distributions of the Fund’s taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of each Fund’s net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

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Some or all of the distributions from each Fund may be treated as “qualified dividend income”, taxable to individuals, trusts and estates at the reduced tax rates applicable to long-term capital gains, provided that both the fund and the shareholder satisfy certain holding period and other requirements. Based upon the investment policies of the Fund, it is expected that only a small portion, if any, of the Fund’s distributions would be treated as “qualified dividend income”.

Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in a Fund. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund. The investment objectives of each Fund are such that only a small portion, if any, of a Fund’s distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

Income dividends are typically declared daily and paid monthly; capital gains distributions typically occur annually in December. After the end of the calendar year, a Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be a capital gain or loss if Fund shares are held as a capital asset, and will be a long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be a short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder’s risk of loss is offset by means of options, short sales or similar transactions is not counted.

Any loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is so disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

Creation and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between (x) the market value of the Creation Units at the time of the exchange and (y) the sum of the Authorized

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Participant’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (x) the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and (y) its tax basis in the Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the IRS the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Funds. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then a Fund’s default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Qualified Plans. A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

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Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to “backup withholding” tax (at a rate of 24%) if such shareholder fails to provide a Fund with his or her correct taxpayer identification number, fails to make certain required certifications or is notified by the IRS that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder’s U.S. federal income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

Foreign Income Taxes. Investment income received by a Fund also may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known.

If more than 50% of the value of a Fund’s assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that a Fund will be able to do so. If a Fund makes this election, a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received), his or her pro rata share of foreign taxes paid by the Fund, (ii) treat his or her pro rata share of such foreign taxes as having been paid by him and (iii) either deduct such pro rata share of foreign taxes in computing his or her taxable income or treat such foreign taxes as a credit against U.S. federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass-through of taxes by a Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder’s foreign tax credit with respect to a dividend received from a Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder’s portion of the foreign taxes paid, to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

The federal income tax status of each year’s distributions by the Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the U.S. federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

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U.S. Federal Income Taxation of the Funds

The following discussion relates to certain significant U.S. federal income tax consequences to a Fund with respect to the determination of its “investment company taxable income” each year. This discussion assumes that each Fund will be taxed as a regulated investment company for each of its taxable years.

Original Issue Discount and Market Discount Obligations. Under the original issue discount rules, a Fund will receive net investment income in the form of interest by virtue of holding debt obligations that have an issue price that is less than their stated redemption price at maturity (a “discount obligation”). These rules require that a holder (such as a Fund) of a discount obligation accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. Accordingly, a Fund may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Fund may realize a gain or loss from such sales. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Under the market discount rules, a Fund may recognize ordinary income from the sale of bonds which it purchased at a discount to their issue price in the secondary market.

Options, Futures Contracts, and Forward Currency Exchange Contracts. Certain listed options, regulated futures contracts, and forward currency exchange contracts are considered “section 1256 contracts” for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts other than forward currency exchange contracts will be considered 60% long-term and 40% short-term capital gain or loss, although the Fund may elect to have the gain or loss it realizes on certain contracts taxed as “section 988” gain or loss. Gain or loss realized by a Fund on forward currency exchange contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund’s net investment income available to be distributed to shareholders as ordinary income, as described above. A Fund can elect to exempt its section 1256 contracts which are part of a “mixed straddle” (as described below) from the application of section 1256.

With respect to OTC put and call options, gain or loss realized by a Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund’s holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund will be treated as short-term capital gain or loss. In general, if a Fund exercises an option, or if an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized

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but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Gain or loss realized by a Fund on the lapse or sale of put and call options on foreign currencies which are traded OTC or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund’s net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by a Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if a Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund’s obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded OTC or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

Stripped Mortgage-Related Securities. Certain classes of SMRS which are issued at a discount, the payments of which are subject to acceleration by reason of prepayments of the underlying mortgage assets securing such classes, are subject to special rules for determining the portion of the discount at which the class was issued which must be accrued as income each year. Under Code section 1272(a)(6), a principal-only class or a class which receives a portion of the interest and a portion of the principal from the underlying mortgage assets is subject to rules which require accrual of interest to be calculated and included in the income of a holder (such as a Fund) based on the increase in the present value of the payments remaining on the class, taking into account payments includable in the class’s stated redemption price at maturity which are received during the accrual period. For this purpose, the present value calculation is made at the beginning of each accrual period (i) using the yield to maturity determined for the class at the time of its issuance (determined on the basis of compounding at the close of each accrual period and properly adjusted for the length of the accrual period), calculated on the assumption that certain prepayments will occur, and (ii) taking into account any prepayments that have occurred before the close of the accrual period. Since interest included in a Fund’s income as a result of these rules will have been accrued and not actually paid, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest it actually received, with possible results as described above.

Tax Straddles. Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a “straddle” for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a “mixed straddle”. In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with

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respect to the other position in such straddle; (ii) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund, all of the offsetting positions of which consist of section 1256 contracts.

Currency Fluctuations — “Section 988” Gains and Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward currency exchange contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her Fund shares. To the extent that such distributions exceed such shareholder’s basis, each will be treated as a gain from the sale of shares.

Other Taxation

A Fund may be subject to state and local taxes. A shareholder’s state of residence may impose income tax on distributions of tax-exempt interest income, which are exempt from Federal income tax. Shareholders are urged to consult their own tax advisors regarding the state and local income tax consequences of an investment in the Funds.

Taxation of Foreign Shareholders

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (“foreign shareholder”), depends

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on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

If the income from a Fund is not effectively connected with the foreign shareholder’s U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Distributions of a Fund attributable to U.S. source portfolio interest income, exempt-interest dividends, net long-term capital gain and short-term capital gain will not be subject to this withholding tax if so designated.

A foreign shareholder generally would be exempt from Federal income tax on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from a Fund is effectively connected with a foreign shareholder’s U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in a Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

PORTFOLIO TRANSACTIONS

Subject to the general oversight of the Funds’ Board, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as “best execution”). In connection with seeking best execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

Most transactions for the Funds, including transactions in listed securities, are executed in the OTC market by market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Funds will be principal transactions at net prices and the Funds will incur little or no brokerage costs. However, a Fund may make opportunistic

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investments in equities from time to time. The Funds will incur brokerage commissions on those transactions. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better execution are available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Fund usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and ask price.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

No Fund has an obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of a Fund to obtain the best execution for its transactions. Where best execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Funds. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

Neither the Funds nor the Adviser have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impracticable to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser’s own internal research and investment strategy capabilities. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients’ accounts but not all such services may be used by the Adviser in connection with the Fund.

Investment decisions for a Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of a Fund and one or more of such other

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companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases, this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

Allocations are made by the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the trading department of the Adviser.

Prior to the Reorganization, the Funds had not commenced operations, so the Funds have not paid any brokerage commissions. During the fiscal year ended October 31, 2023, October 31, 2022 and October 31, 2021, the Short Duration Predecessor Fund paid brokerage commissions amounting in the aggregate to $[_], $2,617 and $2,405, respectively. During the fiscal year ended September 30, 2023, September 30, 2022 and September 30, 2021, the Short Duration High Yield Predecessor Fund paid brokerage commissions amounting in the aggregate to $[_], $2,125 and $3,780, respectively.

The Adviser continuously monitors and evaluates the performance and execution capabilities of brokers that transact orders for the Funds to ensure consistent quality executions. This information is reported to the Adviser’s Research Allocation Committee and Best Execution Committee, which oversee broker-selection issues. In addition, the Adviser periodically reviews the Funds’ transaction costs in light of current market circumstances using internal tools and analysis as well as statistical analysis and other relevant information from external vendors.

The Funds may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co. and Bernstein Autonomous LLP (a U.K. broker-dealer), affiliates of the Adviser (the “Affiliated Brokers”). In such instances, the placement of orders with the Affiliated Brokers would be consistent with the Fund’s objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Funds), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

Prior to the Reorganization, the Funds had not commenced operations, so the Funds have not purchased securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act). [As of the end of their most recent fiscal year, Short Duration High Yield Predecessor Fund owned no securities of its regular brokers or dealers or their parents, Short

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Duration Predecessor Fund owned securities of its regular brokers or dealers or their parents as follows:]

Fund	Broker/Dealer	Aggregate Value of Securities Held

Short Duration Income Predecessor Fund	[___________]	$[_]
	[___________]	$[_]
	[___________]	$[_]

Disclosure of Portfolio Holdings

The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. The Adviser has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings and characteristics, which are described below.

Distribution to the Public. Each of the Funds is a fully transparent ETF. As an ETF, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of Rule 6c-11 under the 1940 Act, regulations of the Fund’s Exchange and other applicable SEC regulations, orders and no-action relief. On each business day of a Fund, before commencement of trading in shares on a national securities exchange, the Funds will disclose on their website the identities and quantities of each Fund’s portfolio holdings that will form the basis for each Fund’s calculation of NAV at the end of that business day.

Portfolio holdings are also disclosed in annual and semiannual shareholder reports. Quarterly portfolio disclosures will be filed with the SEC on Form N-PORT within 60 days of each fiscal quarter end.

Disclosures in Connection with the Creation/Redemption Process. Each business day, the Funds’ portfolio holdings information will be provided to the Funds’ transfer agent or other agents for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including large institutional investors (known as “Authorized Participants”) that have been authorized to purchase and redeem large blocks of shares pursuant to legal requirements, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made

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available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds in the ordinary course of business, no earlier than one business day following the date of the information.

Other Distributions. The Adviser may distribute or authorize the distribution of information about a Fund’s portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser’s employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund’s portfolio holdings that is not publicly available, on the website or otherwise, (i) to the Fund’s service providers who require access to the information in order to fulfill their contractual duties relating to the Fund (including, without limitation, pricing services and proxy voting services), (ii) to facilitate the review of the Fund by NRSROs, (iii) for the purpose of due diligence regarding a merger or acquisition, (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders, or (v) to other persons approved by the Adviser’s Chief Compliance Officer (or his designee) in accordance with the conditions described below that are part of the policies and procedures relating to disclosure of the Funds’ portfolio securities. The Adviser does not expect to disclose information about the Fund’s portfolio holdings that is not publicly available to the Fund’s individual or institutional investors or to intermediaries that distribute the Fund’s shares. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about the Fund’s portfolio holdings is permitted, however, the Adviser’s Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

The Adviser has established procedures to ensure that each Fund’s portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser’s Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser’s product management group determine that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund’s shareholders. The Adviser’s Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser’s Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser’s policy and any applicable confidentiality agreement. The Adviser’s Chief Compliance Officer (or his

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designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Funds’ Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties has been approved to receive information concerning each Fund’s portfolio holdings: (i) the Fund’s independent registered public accounting firm, for use in providing audit opinions; (ii) Donnelley Financial Solutions, Inc., Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund’s custodian in connection with its custody of the Fund’s assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; (v) the Investment Company Institute, a trade association that represents registered investment companies such as mutual funds, closed-end funds and exchange-traded funds, in connection with confidential industry matters; and (vi) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund’s portfolio holdings information unless specifically authorized.

GENERAL INFORMATION

All Funds

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of directors.

A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Fund’s assets and, upon redeeming shares, will receive the then current NAV of the Fund represented by the redeemed shares. A Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund. If an additional portfolio or class were established in the Company, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of a Fund represents an interest in the same portfolio of investments and has the same rights and is identical in all respects. Each class of shares of a Fund votes separately with respect to the Fund’s Plan and other matters for which separate class voting is appropriate under applicable law. Shares are, when issued, fully paid and non-assessable, freely transferable, entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.

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A Fund’s Board may, without shareholder approval, increase or decrease the number of authorized but unissued shares of a Fund.

Principal and Controlling Holders

SHORT DURATION

To the knowledge of the Fund, as of [____], 2024, the no persons owned of record or beneficially 5% or more of the shares of the Fund.

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of [___], 2024.

To the knowledge of Short Duration Predecessor Fund, as of [______], 2024, the following persons owned of record or beneficially 5% or more of the shares of Short Duration Predecessor Fund.

Name and Address	No. of Shares of Class	% of Class

Class A

[________]	[_]	[_]%

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Name and Address	No. of Shares of Class	% of Class

Class C

[________]	[_]	[_]%

Advisor Class

[________]	[_]	[_]%

SHORT DURATION HIGH YIELD

To the knowledge of the Fund, as of [___], 2024, no persons owned of record or beneficially 5% or more of the shares of the Fund.

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of [___], 2024.

To the knowledge of Short Duration High Yield Predecessor Fund, as of [_____], 2024, the following persons owned of record or beneficially 5% or more of the shares of Short Duration High Yield Predecessor Fund.

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Name and Address	No. of Shares of Class	% of Class

Class A

[________]	[_]	[_]%

Class C

[________]	[_]	[_]%

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Name and Address	No. of Shares of Class	% of Class

Advisor Class

[________]	[_]	[_]%

Counsel

Legal matters in connection with the issuance of the shares of the Funds offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, D.C. 20001.

Independent Registered Public Accounting Firm

[___________], [______________], has been appointed as the independent registered public accounting firm for the Funds.

Code of Ethics and Proxy Voting Policies and Procedures

The Funds, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

The Funds have adopted the Adviser’s proxy voting policies and procedures. A description of the Adviser’s proxy voting policies and procedures is attached as Appendix A.

Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 will be available: (1) without charge,

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upon request, by calling (800) 227-4618; or through the Fund’s website at www.abfunds.com; or both; and (2) on the SEC’s website at www.sec.gov.

Additional Information

Shareholder inquiries may be directed to the shareholder’s financial intermediary or to Foreside at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by a Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

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FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

No financial statements are available for the Funds because they had not yet commenced operations as of the date of the Prospectus. The audited financial statements of the Predecessor Funds for the fiscal years ended October 31, 2023 and September 30, 2023 respectively, and the report of [______], the independent registered public accounting firm, are incorporated herein by reference to the Predecessor Funds’ annual reports.

The annual report for Short Duration Predecessor Fund was filed on Form N-CSR with the SEC on January [_], 2024. The annual report for Short Duration High Yield Predecessor Fund was filed on Form N-CSR with the SEC on December [_], 2023. The reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.abfunds.com.

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Appendix A

Proxy Voting and Governance Policy Statement

Introduction

AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value. AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients’ investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client. This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of the Responsible Investing team”), in order to ensure that this Policy and its procedures are implemented consistently.

To be effective stewards of our client’s investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outline our approach to responsibility, responsible investing, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material environmental, social and governance and climate issues.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy

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voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals. In turn, our votes on some proposals may vary by issuer, while maintaining the goal of maximizing the value of the securities in client portfolios.

Research Services

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services (“ISS”) and Glass Lewis at different levels. All our investment professionals can access these materials via the members of the Responsible Investing team and/or the Proxy Voting and Governance Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out points of view from various parties. Internally, the members of the Responsible Investing team may consult the Proxy Voting and Governance Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our Equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change that we believe will drive shareholder value. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the members of the Responsible Investing team, who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting and Governance Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior

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management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and environmental, social related proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the local market best practice code in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals: Appointment of Auditors

We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor, if

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those fees account for 50% or more of total fees paid. In the U.K. market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission (“SEC”) in 2010, but vacated by the D.C. Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementing restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

Occasionally, we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social Related Disclosure Proposals Including Lobbying and Political Spending

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and

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political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and proxy advisors’ recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, we refer to proposed vote to our Conflicts Officer for his determination.

In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that our primary proxy advisor, ISS, continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

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Voting Transparency

We publish our voting records on our Internet site (www.alliancebernstein.com) one business day after the company’s shareholder meeting date. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Pre-Disclosure of Vote Intentions on Select Proposals

As part of our engagement and stewardship efforts, AB publishes our vote intentions on certain proposals in advance of select shareholder meetings, with an emphasis on issuers where our discretionary managed accounts have significant economic exposure. The select proposals are chosen because they impact one or more of a range of key topics where AB may have expressed our viewpoints publicly, through prior engagement or proxy voting. We do not pre-disclose our vote intentions on mergers and acquisition activity. The published vote intentions are available on our RI webpage.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the timeframe required by local regulation and custom, with the minimum timeframe being the U.S. record retention requirement of six-plus years. We maintain the vast majority of these records electronically.

Loaned Securities

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, for AB managed funds, the agent lenders have standing instructions to recall all securities on loan systematically in a timely manner on a best effort basis in order for AB to vote the proxies on those previously loaned shares.

AB Active ETFs, Inc.

Part C – Other Information.

Item 28.	Exhibits

The following Exhibits are filed as part of the Registrant's Registration Statement:

(a)	(1)	Articles of Amendment and Restatement of the Articles of Incorporation of the Registrant dated May 4, 2022 and filed May 5, 2022 – Incorporated by reference to Exhibit (a) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on May 10, 2022.

	(2)	Articles of Amendment to the Articles of Incorporation of the Registrant dated August 2, 2022 and filed August 4, 2022 – Incorporated by reference to Exhibit (a)(2) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 25, 2022.

	(3)	Articles Supplementary to the Articles of Incorporation of the Registrant dated November 3, 2022 and filed November 4, 2022 – Incorporated by reference to Exhibit (a)(3) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on November 7, 2022.

	(4)	Articles Supplementary to the Articles of Incorporation of the Registrant dated December 16, 2022 and filed December 19, 2022 – Incorporated by reference to Exhibit (a)(4) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on December 22, 2022.

	(5)	Articles Supplementary to the Articles of Incorporation of the Registrant dated February 1, 2023 and filed February 2, 2023 – Incorporated by reference to Exhibit (a)(5) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on February 3, 2023.

	(6)	Articles Supplementary to the Articles of Incorporation of the Registrant dated August 2, 2023 and filed August 3, 2023 – Incorporated by reference to Exhibit (a)(6) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 7, 2023.

	(7)	Articles Supplementary to the Articles of Incorporation of the Registrant dated November 2, 2023 and filed November 3, 2023 – Filed herewith.

(b)	Amended and Restated By-Laws of the Registrant – Incorporated by reference to Exhibit (b) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on May 10, 2022.

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(c)		Not Applicable.

(d)	(1)	Investment Advisory Contract between the Registrant and AllianceBernstein L.P. dated August 4, 2022, as amended November 3, 2022, March 15, 2023, May 9, 2023 and September 11, 2023 – Filed herewith.

(2)	Form of Investment Advisory Contract between the Registrant and AllianceBernstein L.P., dated August 4, 2022, as amended November 3, 2022, March 15, 2023, May 9, 2023 and [_____], 2023 – Incorporated by reference to Exhibit (d)(2) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 7, 2023.

(e)	(1)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC dated August 1, 2022 – Incorporated by reference to Exhibit (e) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 25, 2022.

(2)	Form of Amendment to Distribution Agreement between the Registrant and Foreside Fund Services, LLC, dated August 1, 2022, as amended [_____] – Incorporated by reference to Exhibit (e)(2) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 7, 2023.

(f)		Not Applicable.

(g)	(1)	Custody Agreement between the Registrant and State Street Bank and Trust Company dated July 22, 2022 – Incorporated by reference to Exhibit (g)(1) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 25, 2022.

	(2)	Amendment to Custody Agreement between the Registrant and State Street Bank and Trust Company dated March 8, 2023 – Incorporated by reference to Exhibit (g)(2) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on March 30, 2023.

(3)	Form of Amendment to Custody Agreement between the Registrant and State Street Bank and Trust Company dated July 22, 2022, as amended [_____] – Incorporated by reference to Exhibit (g)(3) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 7, 2023.

(h)	(1)	Fund Administration Agreement between the Registrant and State Street Bank and Trust Company dated August 8, 2022 – Incorporated by reference to Exhibit (h)(1) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 25, 2022.

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(2)	Amendment to Fund Administration Agreement between the Registrant and State Street Bank and Trust Company dated March 8, 2023 – Incorporated by reference to Exhibit (h)(2) to Registrant’s Registration Statement Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on March 30, 2023.

(3)	Form of Amendment to Fund Administration Agreement between the Registrant and State Street Bank and Trust Company dated August 8, 2022, as amended [_____] – Incorporated by reference to Exhibit (h)(3) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 7, 2023.

(4)	Form of Authorized Participant Agreement – Incorporated by reference to Exhibit (h)(2) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 25, 2022.

(5)	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company dated August 8, 2022 – Incorporated by reference to Exhibit (h)(3) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 25, 2022.

(6)	Amendment to Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company dated March 8, 2023 – Incorporated by reference to Exhibit (h)(6) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on March 30, 2023.

(7)	Form of Amendment to Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company dated August 8, 2022, as amended [_____] – Incorporated by reference to Exhibit (h)(7) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 7, 2023.

	(8)	Form of Acquiring Fund of Funds Investment Agreement – Incorporated by reference to Exhibit (h)(4) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 25, 2022.

(i)		Opinion and Consent of Seward & Kissel LLP – To be filed by amendment.

(j)	Consent of Independent Registered Public Accounting Firm – To be filed by amendment.

(k)	Not Applicable.

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(l)		Certificate of Initial Shareholder, with respect to AB Ultra Short Income ETF and AB Tax-Aware Short Duration Municipal ETF, dated August 24, 2022 – Incorporated by reference to Exhibit (l) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 25, 2022.

(m)	(1)	Rule 12b-1 Distribution and Service Plan, dated August 5, 2022 – Incorporated by reference to Exhibit (m) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 25, 2022.

(2)	Form of Amendment to Rule 12b-1 Distribution and Service Plan, dated August 5, 2022, as amended [____] – Incorporated by reference to Exhibit (m)(2) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 7, 2023.

(n)		Not Applicable.

(o)		Reserved.

(p)	(1)	Code of Ethics for the Registrant – Incorporated by reference to Exhibit (p)(1) to Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on August 25, 2022.

	(2)	Code of Ethics for AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 294 of the Registration Statement on Form N-1A of AB Cap Fund, Inc. (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 5, 2023.

Other Exhibits:

Powers of Attorney for:  Jorge A. Bermudez, Michael J. Downey, Onur Erzan, Nancy P. Jacklin, Jeanette W. Loeb, Carol C. McMullen, Garry L. Moody, and Marshall C. Turner, Jr. – Incorporated by reference to Other Exhibits of Registrant’s Registration Statement on Form N-1A (File Nos. 811-23799 and 333-264818), filed with the Securities and Exchange Commission on October 20, 2023.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

No such persons.

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Item 30.	Indemnification.

It is the Registrant’s policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant’s Articles of Amendment and Restatement of Articles of Incorporation filed as Exhibit (a), Article IX of the Registrant’s Amended and Restated By-laws filed as Exhibit (b) and Section 6 of the Distribution Services Agreement filed as Exhibit (e), as set forth below. The Adviser’s liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Contract filed as Exhibit (d), as set forth below.

The liability of the Registrant’s directors and officers is dealt with in Article EIGHTH of Registrant’s Articles of Amendment and Restatement of Articles of Incorporation, as set forth below.

ARTICLE EIGHTH OF THE REGISTRANT’S ARTICLES OF AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION READS AS FOLLOWS:

(1)       To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

(2)       The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, limited liability company or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

(3)       The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

(4)       Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

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ARTICLE IX OF THE REGISTRANT’S AMENDED AND RESTATED BYLAWS READS AS FOLLOWS:

To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The rights to indemnification and advance of expenses provided by the Charter and these Bylaws shall vest immediately upon election of a director or officer. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

The Investment Advisory Contract between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, and that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of its reckless disregard of its obligations and duties thereunder.

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The Distribution Services Agreement between the Registrant and Foreside Fund Services, LLC (the “Distributor”) provides that the Registrant agrees to indemnify and hold harmless the Distributor, its affiliates and each of their respective directors, officers and employees and agents and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) (any of the Distributor, its officers, employees, agents and directors or such control persons, for purposes of this paragraph, a “Distributor Indemnitee”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) (“Losses”) that a Distributor Indemnitee may incur arising out of or based upon: (i) Distributor serving as distributor for the Registrant pursuant to the Distribution Services Agreement; (ii) the allegation of any wrongful act of the Registrant or any of its directors, officers, employees or affiliates in connection with its duties and responsibilities in the Distribution Services Agreement; (iii) any claim that the Registration Statement, Prospectus, Statement of Additional Information, product description, shareholder reports, Marketing Materials and advertisements specifically approved by the Registrant and Investment Adviser or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the Prospectus, Statement of Additional Information and product description, in light of the circumstances under which they were made) not misleading under the 1933 Act, or any other statute or the common law, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant, in writing, by the Distributor for use in such Registration Statement, Prospectus, Statement of Additional Information, product description, shareholder report, Marketing Materials or advertisement; (iv) the breach by the Registrant of any obligation, representation or warranty contained in the Distribution Services Agreement; or (v) the Registrant’s failure to comply in any material respect with applicable securities laws. The Distributor shall act in good faith and in a commercially reasonable manner to mitigate any Losses it may suffer.

In no case (i) is the indemnification provided by an indemnifying party to be deemed to protect against any liability the indemnified party would otherwise be subject to by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Distribution Services Agreement, or (ii) is the indemnifying party to be liable under Section 6 of the Distribution Services Agreement with respect to any claim made against any indemnified party unless the indemnified party notifies the indemnifying party in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the indemnified party (or after the indemnified party shall have received notice of service on any designated agent).

The foregoing summaries are qualified by the entire text of Registrant’s articles of Restatement of Articles of Incorporation, Amended and Restated By-Laws, the Investment Advisory Contract between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and Foreside Fund Services, LLC.

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Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission (“SEC”), such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment adviser and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the “indemnitee”) was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither “interested persons” of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (“disinterested, non-party directors”), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

The Registrant participates in a joint director’s liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company. In addition, the Adviser’s liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.

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Item 31.	Business and Other Connections of Investment Adviser.

The descriptions of AllianceBernstein L.P. under the captions “Management of the Fund” in the Prospectuses and in the Statements of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The information as to the directors and executive officers of AllianceBernstein L.P., set forth in its Form ADV filed with the Securities and Exchange Commission on March 31, 2014 (File No. 801-56720) and amended through the date hereof, is incorporated by reference.

Item 32.	Principal Underwriters.

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	Absolute Shares Trust
4.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
6.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
7.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
8.	Adaptive Core ETF, Series of Collaborative Investment Series Trust
9.	AdvisorShares Trust
10.	AFA Multi-Manager Credit Fund
11.	AGF Investments Trust
12.	AIM ETF Products Trust
13.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
14.	AlphaCentric Prime Meridian Income Fund
15.	American Century ETF Trust
16.	Amplify ETF Trust
17.	Applied Finance Core Fund, Series of World Funds Trust
18.	Applied Finance Explorer Fund, Series of World Funds Trust
19.	Applied Finance Select Fund, Series of World Funds Trust
20.	ARK ETF Trust
21.	ARK Venture Fund
22.	ASYMmetric ETFs Trust
23.	B.A.D. ETF, Series of Listed Funds Trust
24.	Bitwise Funds Trust
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25.	Bluestone Community Development Fund
26.	BondBloxx ETF Trust
27.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
28.	Bridgeway Funds, Inc.
29.	Brinker Capital Destinations Trust
30.	Brookfield Real Assets Income Fund Inc.
31.	Build Funds Trust
32.	Calamos Convertible and High Income Fund
33.	Calamos Convertible Opportunities and Income Fund
34.	Calamos Dynamic Convertible and Income Fund
35.	Calamos ETF Trust
36.	Calamos Global Dynamic Income Fund
37.	Calamos Global Total Return Fund
38.	Calamos Strategic Total Return Fund
39.	Carlyle Tactical Private Credit Fund
40.	Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
41.	Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
42.	Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
43.	Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
44.	Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
45.	Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
46.	Center Coast Brookfield MLP & Energy Infrastructure Fund
47.	Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
48.	Clifford Capital International Value Fund, Series of World Funds Trust
49.	Clifford Capital Partners Fund, Series of World Funds Trust
50.	Cliffwater Corporate Lending Fund
51.	Cliffwater Enhanced Lending Fund
52.	Cohen & Steers Infrastructure Fund, Inc.
53.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
54.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
55.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
56.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
57.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
58.	Davis Fundamental ETF Trust
59.	Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
60.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
61.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
62.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
63.	Defiance Pure Electric Vehicle ETF, Series of ETF Series Solutions
64.	Defiance Quantum ETF, Series of ETF Series Solutions
65.	Direxion Funds
66.	Direxion Shares ETF Trust
67.	Dividend Performers ETF, Series of Listed Funds Trust
68.	Dodge & Cox Funds
69.	DoubleLine ETF Trust
70.	DoubleLine Opportunistic Credit Fund
71.	DoubleLine Yield Opportunities Fund
72.	DriveWealth ETF Trust
73.	EIP Investment Trust
74.	Ellington Income Opportunities Fund
75.	ETF Managers Trust
C-10

76.	ETF Opportunities Trust
77.	Evanston Alternative Opportunities Fund
78.	Exchange Listed Funds Trust
79.	FlexShares Trust
80.	Forum Funds
81.	Forum Funds II
82.	Forum Real Estate Income Fund
83.	Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
84.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
85.	Guinness Atkinson Funds
86.	Harbor ETF Trust
87.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
88.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
89.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
90.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
91.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
92.	IDX Funds
93.	Innovator ETFs Trust
94.	Ironwood Institutional Multi-Strategy Fund LLC
95.	Ironwood Multi-Strategy Fund LLC
96.	John Hancock Exchange-Traded Fund Trust
97.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
98.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
99.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
100.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
101.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
102.	Manor Investment Funds
103.	Merk Stagflation ETF, Series of Listed Funds Trust
104.	Milliman Variable Insurance Trust
105.	Mindful Conservative ETF, Series of Collaborative Investment Series Trust
106.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
107.	Mohr Growth ETF, Series of Collaborative Investment Series Trust
108.	Mohr Sector Navigator ETF, Series of Collaborative Investment Series Trust
109.	Morgan Stanley ETF Trust
110.	Morningstar Funds Trust
111.	Mutual of America Investment Corporation
112.	NEOS ETF Trust
113.	North Square Investments Trust
114.	OTG Latin American Fund, Series of World Funds Trust
115.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
116.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
117.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
118.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
119.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
120.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
121.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
122.	Palmer Square Opportunistic Income Fund
123.	Partners Group Private Income Opportunities, LLC
124.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
125.	Perkins Discovery Fund, Series of World Funds Trust
126.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
C-11

127.	Plan Investment Fund, Inc.
128.	PMC Core Fixed Income Fund, Series of Trust for Professional Managers
129.	PMC Diversified Equity Fund, Series of Trust for Professional Managers
130.	Point Bridge America First ETF, Series of ETF Series Solutions
131.	Preferred-Plus ETF, Series of Listed Funds Trust
132.	Putnam ETF Trust
133.	Quaker Investment Trust
134.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
135.	Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
136.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
137.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
138.	Renaissance Capital Greenwich Funds
139.	Reynolds Funds, Inc.
140.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
141.	RiverNorth Patriot ETF, Series of Listed Funds Trust
142.	RMB Investors Trust
143.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
144.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
145.	Roundhill Alerian LNG ETF, Series of Listed Funds Trust
146.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
147.	Roundhill BIG Bank ETF, Series of Listed Funds Trust
148.	Roundhill BIG Tech ETF, Series of Listed Funds Trust
149.	Roundhill Cannabis ETF, Series of Listed Funds Trust
150.	Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
151.	Roundhill MEME ETF, Series of Listed Funds Trust
152.	Roundhill S&P Global Luxury ETF, Series of Listed Funds Trust
153.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
154.	Roundhill Video Games ETF, Series of Listed Funds Trust
155.	Rule One Fund, Series of World Funds Trust
156.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
157.	Six Circles Trust
158.	Sound Shore Fund, Inc.
159.	Sparrow Funds
160.	Spear Alpha ETF, Series of Listed Funds Trust
161.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
162.	STF Tactical Growth ETF, Series of Listed Funds Trust
163.	Strategic Trust
164.	Strategy Shares
165.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
166.	Syntax ETF Trust
167.	Tekla World Healthcare Fund
168.	Tema ETF Trust
169.	Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
170.	Teucrium AiLA Long-Short Agriculture Strategy ETF, Series of Listed Funds Trust
171.	Teucrium AiLA Long-Short Base Metals Strategy ETF, Series of Listed Funds Trust
172.	The Community Development Fund
173.	The Finite Solar Finance Fund
174.	The Private Shares Fund
175.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
176.	Third Avenue Trust
177.	Third Avenue Variable Series Trust
C-12

178.	Tidal ETF Trust
179.	Tidal Trust II
180.	TIFF Investment Program
181.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
182.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
183.	Timothy Plan International ETF, Series of The Timothy Plan
184.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
185.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
186.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
187.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
188.	Total Fund Solution
189.	Touchstone ETF Trust
190.	TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
191.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
192.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
193.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
194.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
195.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
196.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
197.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
198.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
199.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
200.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
201.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
202.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
203.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
204.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
205.	U.S. Global Investors Funds
206.	Union Street Partners Value Fund, Series of World Funds Trust
207.	Variant Alternative Income Fund
208.	Variant Impact Fund
209.	VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II
210.	VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II
211.	VictoryShares Corporate Bond ETF, Series of Victory Portfolios II
212.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
213.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
214.	VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
215.	VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II
216.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
217.	VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
218.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
219.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
220.	VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II
221.	VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II
222.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
223.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
224.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
225.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
226.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
227.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
228.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
C-13

229.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
230.	VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
231.	VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
232.	VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
233.	Volatility Shares Trust
234.	West Loop Realty Fund, Series of Investment Managers Series Trust
235.	Wilshire Mutual Funds, Inc.
236.	Wilshire Variable Insurance Trust
237.	WisdomTree Digital Trust
238.	WisdomTree Trust
239.	WST Investment Trust
240.	XAI Octagon Floating Rate & Alternative Income Term Trust

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)	Not applicable

C-14

Item 33.	Location of Accounts and Records.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the following offices:

Registrant:

AB Active ETFs, Inc.

1345 Avenue of the Americas

New York, New York 10105

Adviser:

AllianceBernstein L.P.

501 Commerce Street

Nashville, TN 37203

Principal Underwriter:

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

Custodian, Transfer Agent and Administrator:

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, Massachusetts 02114

Item 34.	Management Services.

No such management-related service contracts.

Item 35.	Undertakings.

Not applicable.

C-15

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 7th day of November, 2023.

AB ACTIVE ETFs, INC.

By:	/s/ Onur Erzan
Onur Erzan President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

	Signature	Title	Date

1)	Principal Executive
Officer:

	/s/ Onur Erzan	President and	November 7, 2023
	Onur Erzan	Chief Executive Officer

2)	Principal Financial
And Accounting Officer:

	/s/ Stephen M. Woetzel	Treasurer and	November 7, 2023
	Stephen M. Woetzel	Chief Financial Officer

3)	All of the Directors:
Jorge A. Bermudez*
Michael J. Downey*
Onur Erzan*
Nancy P. Jacklin*
Jeanette W. Loeb*
Carol C. McMullen*
Garry L. Moody*
Marshall C. Turner, Jr.*

	*By: /s/ Nancy E. Hay		November 7, 2023
Nancy E. Hay
(Attorney-in-fact)

C-16

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits

(a)(7)	Articles Supplementary to the Articles of Incorporation of the Registrant
(d)(1)	Investment Advisory Contract between the Registrant and AllianceBernstein L.P.